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                                                                    EXHIBIT 10.8

                               WALBRO CORPORATION


                           ---------------------------



                                     WALBRO
                                   CORPORATION
                                 ADVANTAGE PLAN


                           ---------------------------




                As Amended and Restated Effective January 1, 1997







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WALBRO CORPORATION ADVANTAGE PLAN
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Walbro Corporation established the Walbro Corporation Advantage Plan for the benefit of eligible employees of the Company and its participating affiliates. The Plan is intended to constitute a qualified profit sharing plan, as described in Code Section 401(a), which includes a qualified cash or deferred arrangement, as described in Code Section 401(k).

The Plan constitutes an amendment and restatement of the Walbro Corporation Advantage Plan and the merger of Sharon Manufacturing Company Savings Retirement Plan prior to January 1, 1997.




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ARTICLE I

DEFINITIONS.................................................................  1
     1.1          "Accounting Period".......................................  1
     1.2          "Accounts"................................................  1
     1.3          "Accrued Benefit".........................................  2
     1.4          "Administrative Committee"................................  2
     1.5          "Appendix"................................................  2
     1.6          "Applicable Named Fiduciary"..............................  2
     1.7          "Authorized Leave of Absence".............................  2
     1.8          "Beneficiary".............................................  3
     1.9          "Board of Directors"......................................  3
     1.10         "Break in Service"........................................  3
     1.11         "Change Date".............................................  3
     1.12         "Commonly Controlled Entity"..............................  3
     1.13         "Company".................................................  3
     1.14         "Company Stock"...........................................  4
     1.15         "Compensation"............................................  4
     1.16         "Computation Period"......................................  4
     1.17         "Continuous Service"......................................  4
     1.18         "Contributions"...........................................  5
     1.19         "Contribution Dollar Limit"...............................  5
     1.20         "Contribution Election" or "Election".....................  5
     1.21         "Contribution Percentage".................................  5
     1.22         "Conversion Election".....................................  5
     1.23         "Custodial Agreement".....................................  5
     1.24         "Custodian"...............................................  6
     1.25         "Direct Rollover".........................................  6
     1.26         "Disability or Disabled"..................................  6
     1.27         "Distributee".............................................  6
     1.28         "Effective Date"..........................................  6
     1.29         "Elective Deferral".......................................  6
     1.30         "Eligible Employee".......................................  6
     1.31         "Eligibility Service".....................................  7
     1.32         "Eligible Retirement Plan"................................  7
     1.33         "Eligible Rollover Distribution"..........................  7
     1.34         "Employee"................................................  7
     1.35         "Employer"................................................  8
     1.36         "Employment Date".........................................  8
     1.37         "Entry Date"..............................................  8

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    1.38      "ERISA".......................................................  8
    1.39      "Fair Market Value"...........................................  8
    1.40      "Forfeiture"..................................................  9
    1.41      "Forfeiture Account"..........................................  9
    1.42      "Highly Compensated Eligible Employee" or "HCE"...............  9
    1.43      "Hour of Service"............................................. 11
    1.44      "Internal Revenue Code" or "Code"............................. 11
    1.45      "Investment Election"......................................... 11
    1.46      "Investment Manager".......................................... 12
    1.47      "Investment Fund" or "Fund"................................... 12
    1.48      "Limited Deferrals"........................................... 12
    1.49      "Maternity/Paternity Absence"................................. 12
    1.50      "Non-Highly Compensated Employee" or "NHCE"................... 12
    1.51      "Normal Retirement Date"...................................... 12
    1.52      "Notice Date"................................................. 12
    1.53      "Participant"................................................. 12
    1.54      "Payment Date"................................................ 12
    1.55      "Period of Severance"......................................... 13
    1.56      "Plan"........................................................ 13
    1.57      "Plan Year"................................................... 13
    1.58      "QDRO"........................................................ 13
    1.59      "Qualified Matching Contribution"............................. 13
    1.60      "Related Plan"................................................ 13
    1.61      "Rollover Contribution"....................................... 13
    1.62      "Settlement Date"............................................. 14
    1.63      "Spousal Consent"............................................. 14
    1.64      "Spouse"...................................................... 14
    1.65      "Sweep Account"............................................... 14
    1.66      "Sweep Date".................................................. 14
    1.67      "Termination of Employment"................................... 14
    1.68      "Trade Date".................................................. 15
    1.69      "Trust"....................................................... 15
    1.70      "Trust Agreement"............................................. 15
    1.71      "Trust Fund".................................................. 15
    1.72      "Trustee"..................................................... 15
    1.73      "Trustee Transfer"............................................ 15
    1.74      "Valuation Date".............................................. 16
    1.75      "Vesting Service"............................................. 16
    1.76      "Year of Service"............................................. 16



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ARTICLE II

PARTICIPATION............................................................... 17
    2.1      Eligibility.................................................... 17
    2.2      Reemployment................................................... 17
    2.3      Participation Upon Change of Job Status........................ 17
    2.4      Ceasing to be a Participant.................................... 17

ARTICLE III

PARTICIPANT CONTRIBUTIONS................................................... 18
    3.1      Pre-Tax Contribution Election.................................. 18
    3.2      Election Procedures............................................ 18
    3.3      Limitation of Elective Deferrals for all Participants.......... 19

ARTICLE IV

EMPLOYER CONTRIBUTIONS AND ALLOCATIONS...................................... 21
    4.1      Pre-Tax Contributions.......................................... 21
    4.2      Matching Contributions......................................... 21
    4.3      Pay Based Contributions........................................ 22
    4.4      Special Contributions.......................................... 22
    4.5      Miscellaneous.................................................. 23

ARTICLE V

ROLLOVERS................................................................... 25
    5.1     Rollovers....................................................... 25

ARTICLE VI

ACCOUNTING FOR PARTICIPANTS'
ACCOUNTS AND FOR INVESTMENT FUNDS........................................... 26
    6.1     Individual Participant Accounting............................... 26
    6.2     Accounting for Investment Funds................................. 27
    6.3     Accounts for QDRO Beneficiaries................................. 28
    6.4     Special Accounting During Conversion Period..................... 29





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ARTICLE VII

INVESTMENT FUNDS AND ELECTIONS.............................................. 30
    7.1          Investment Funds........................................... 30
    7.2          Investment of Contributions................................ 30
    7.3          Investment of Accounts..................................... 31
    7.4          Establishment of Investment Funds.......................... 31
    7.5          Transition Rules........................................... 32

ARTICLE VIII

VESTING AND FORFEITURES..................................................... 33
    8.1          Fully Vested Contribution Accounts......................... 33
    8.2          Full Vesting Upon Attainment of Event...................... 33
    8.3          Vesting Schedule and Forfeitures........................... 33
    8.4          Forfeitures................................................ 34
    8.5          Forfeiture Account......................................... 35

ARTICLE IX

PARTICIPANT LOANS........................................................... 36
     9.1          Participant Loans Permitted............................... 36
     9.2          Loan Funding Limits....................................... 36
     9.3          Maximum Number of Loans................................... 36
     9.4          Source of Loan Funding.................................... 37
     9.5          Interest Rate............................................. 37
     9.6          Repayment................................................. 37
     9.7          Repayment Hierarchy....................................... 37
     9.8          Loan Application, Note and Security....................... 37
     9.9          Default, Suspension and Acceleration Feature.............. 38

ARTICLE X

IN-SERVICE WITHDRAWALS...................................................... 39
     10.1         Withdrawals for 401(k) Hardship........................... 39
     10.2         Withdrawals for Participants over age 59 1/2.............. 40
     10.3         Withdrawal Processing..................................... 41





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ARTICLE XI

DISTRIBUTIONS ON AND AFTER
TERMINATION OF EMPLOYMENT................................................. 42
    11.1    Request for Distribution of Benefits.......................... 42
    11.2    Deadline for Distribution..................................... 42
    11.3    Payment Form and Medium....................................... 43
    11.4    Small Amounts Paid Immediately................................ 43
    11.5    Payment Within Life Expectancy................................ 43
    11.6    Incidental Benefit Rule....................................... 44
    11.7    QJSA and QPSA Information and Elections....................... 44
    11.8    Continued Payment of Amounts in Payment Status on
            January 1, 1997............................................... 45
    11.9    Direct Rollover............................................... 45

ARTICLE XII

DISTRIBUTION OF ACCRUED BENEFITS ON DEATH................................. 47
    12.1   Payment to Beneficiary......................................... 47
    12.2   Beneficiary Designation........................................ 47
    12.3   Benefit Election............................................... 47
    12.4   Payment Form................................................... 48
    12.5   Time Limit for Payment to Beneficiary.......................... 48
    12.6   QPSA Information and Election.................................. 48
    12.7   Direct Rollover................................................ 49

ARTICLE XIII

MAXIMUM CONTRIBUTIONS..................................................... 50
   13.1    Definitions.................................................... 50
   13.2    Avoiding an Annual Excess...................................... 51
   13.3    Correcting an Annual Excess.................................... 51
   13.4    Correcting a Multiple Plan Excess.............................. 52
   13.5    Two-Plan Limit................................................. 52
   13.6    Short Plan Year................................................ 52
   13.7    Grandfathering of Applicable Limitations....................... 53

ARTICLE  XIV

ADP AND ACP TESTS......................................................... 54
   14.1    Contribution Limitation Definitions............................ 54

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    14.2         ADP and ACP Tests.......................................... 55
    14.3         Correction of ADP and ACP Tests............................ 55
    14.4         Method of Calculation...................................... 56
    14.5         Multiple Use Test.......................................... 56
    14.6         Adjustment for Investment Gain or Loss..................... 57
    14.7         Required Records........................................... 58
    14.8         Incorporation by Reference................................. 58
    14.9         Collectively Bargained Employees........................... 58
    14.10        QSLOB...................................................... 58

ARTICLE  XV

CUSTODIAL ARRANGEMENTS...................................................... 59
     15.1         Custodial Agreement....................................... 59
     15.2         Selection of Custodian.................................... 59
     15.3         Custodian's Duties........................................ 59
     15.4         Separate Entity........................................... 59
     15.5         Plan Asset Valuation...................................... 60
     15.6         Right of Employers to Plan Assets......................... 60

ARTICLE XVI

ADMINISTRATION AND INVESTMENT MANAGEMENT.................................... 61
     16.1         General................................................... 61
     16.2         Administrative Committee Acting as Employer............... 61
     16.3         Administrative Committee as Applicable Named Fiduciary
                  for Plan.................................................. 63
     16.4         Administrative Committee as Applicable Named Fiduciary
                  for Trust................................................. 63
     16.5         Administrative Committee Membership....................... 64
     16.6         Administrative Committee Structure........................ 64
     16.7         Administrative Committee Actions.......................... 64
     16.8         Procedures for Designation of an Applicable Named
                  Fiduciary................................................. 65
     16.9         Compensation.............................................. 65
     16.10        Discretionary Authority of each Applicable Named
                  Fiduciary................................................. 65
     16.11        Responsibility and Powers of the Administrative Committee
                  Regarding Administration of the Plan...................... 66
     16.12        Allocations and Delegations of Responsibility............. 67
     16.13        Administrative Committee Bonding.......................... 68

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    16.14        Information to be Supplied by Employer...................... 68
    16.15        Information to be Supplied by Applicable Named Fiduciary.... 68
    16.16        Misrepresentations.......................................... 68
    16.17        Records..................................................... 69
    16.18        Plan Expenses............................................... 69
    16.19        Fiduciary Capacity.......................................... 69
    16.20        Employer's Agent............................................ 69
    16.21        Plan Administrator.......................................... 69
    16.22        Plan Administrator Duties and Power......................... 69
    16.23        Applicable Named Fiduciary Decisions Final.................. 70
    16.24        No Agency................................................... 70

ARTICLE  XVII

CLAIMS PROCEDURE............................................................. 71
    17.1         Initial Claim for Benefits.................................. 71
    17.2         Review of Claim Denial...................................... 71

ARTICLE XVIII

ADOPTION AND WITHDRAWAL FROM PLAN............................................ 73
    18.1         Procedure for Adoption...................................... 73
    18.2         Procedure for Withdrawal.................................... 73

ARTICLE XIX

AMENDMENT, TERMINATION AND MERGER............................................ 74
    19.1         Amendments.................................................. 74
    19.2         Plan Termination............................................ 75
    19.3         Plan Merger................................................. 76

ARTICLE XX

SPECIAL TOP-HEAVY RULES...................................................... 77
    20.1         Application................................................. 77
    20.2         Special Terms............................................... 77
    20.3         Minimum Contribution........................................ 80
    20.4         Maximum Benefit Accrual..................................... 81
    20.5         Special Vesting............................................. 81



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ARTICLE XXI

MISCELLANEOUS PROVISIONS.................................................... 82
     21.1         Assignment and Alienation................................. 82
     21.2         Protected Benefits........................................ 82
     21.3         Plan Does Not Affect Employment Rights.................... 82
     21.4         Deduction of Taxes from Amounts Payable................... 82
     21.5         Facility of Payment....................................... 82
     21.6         Source of Benefits........................................ 83
     21.7         Indemnification........................................... 83
     21.8         Reduction for Overpayment................................. 83
     21.9         Limitation on Liability................................... 83
     21.10        Company Merger............................................ 83
     21.11        Employees' Trust.......................................... 83
     21.12        Gender and Number......................................... 84
     21.13        Invalidity of Certain Provisions.......................... 84
     21.14        Headings.................................................. 84
     21.15        Uniform and Nondiscriminatory Treatment................... 84
     21.16        Law Governing............................................. 84
     21.17        Notice and Information Requirements....................... 84



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ARTICLE I
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                                   DEFINITIONS

     The following sections of this Article I provide basic definitions of terms used throughout the Plan, and whenever used herein in a capitalized form, except as otherwise expressly provided, the terms shall be deemed to have the following meanings:

     1.1 "Accounting Period" means the periods designated by the Administrative Committee with respect to each Investment Fund not to exceed one year in duration.

     1.2 "Accounts" means the record of a Participant's interest in the Plan's assets represented by his or her:

          (a) "Matching Account" which means a Participant's interest in the Plan's assets composed of Matching Contributions allocated on or after January 1, 1997 to the Participant under the Plan, the amount allocated under the Plan, as of January 1, 1997, if any (as identified by the Administrative Committee), amounts allocated from the Sharon Manufacturing Company Savings Retirement Plan prior to January 1, 1997, if any, which continue to be accounted for under the Plan (as identified by the Administrative Committee), plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

          (b) "Pre-Tax Account" which means a Participant's interest in the Plan's assets composed of Pre-Tax Contributions allocated on or after January 1, 1997 to the Participant under the Plan, the amount allocated under the Plan, as of January 1, 1997, if any (as identified by the Administrative Committee), amounts allocated from the Sharon Manufacturing Company Savings Retirement Plan prior to January 1, 1997, if any, which continue to be accounted for under the Plan (as identified by the Administrative Committee), plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

          (c) "Retirement Contribution Account" which means a Participant's interest in the Plan's assets composed of Pay Based Contributions allocated on or after January 1, 1997 to the Participant under the Plan, the amount allocated under the Plan, as of January 1, 1997, if any (as identified by the Administrative Committee), amounts allocated from the Sharon Manufacturing Company Savings Retirement Plan prior to January 1, 1997, if any, which continue to be accounted for under the Plan (as identified by the Administrative Committee), plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.


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          (d) "Rollover Account" which means a Participant's interest in the
     Plan's assets composed of Rollover Contributions allocated on or after January 1, 1997 to the Participant under the Plan, the amount allocated under the Plan, as of January 1, 1997, if any (as identified by the Administrative Committee), plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

          (e) "Special Account" which means a Participant's interest in the Plan's assets composed of Special Contributions allocated on or after January 1, 1997 to the Participant under the Plan, the amount allocated under the Plan, as of January 1, 1997, if any (as identified by the Administrative Committee), plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

     1.3 "Accrued Benefit" means the dollars or shares held in or posted to Accounts on the Settlement Date.

     1.4 "Administrative Committee" means the committee appointed pursuant to the terms of the Plan to manage and control the operation and administration of the Plan.

     1.5 "Appendix" means a written supplement made a part hereof which has been added in accordance with the provisions of the Plan.

     1.6 "Applicable Named Fiduciary" means:

          (a) with respect to the authority each has over management and operation of the Plan's administration and operation or discretionary authority and control it may have with respect to the Plan, the Administrative Committee and such other person (other than a person acting as an Investment Manager or Trustee) who may be designated to be an Applicable Named Fiduciary pursuant to Article XVI;

          (b) with respect to the management and control of the Plan's assets or the discretionary authority it may have with respect to the Plan's assets, the Administrative Committee, and other such person (other than a person acting as an Investment Manager or Trustee) who may be designated to be an Applicable Named Fiduciary pursuant to Article XVI.

     1.7 "Authorized Leave of Absence" means an absence, with or without Compensation, authorized on a nondiscriminatory basis by a Commonly Controlled Entity under its standard personnel practices applicable to the Employee, including any period of time during which such person is covered by a short-term disability plan of his or her Employer. An Employee who leaves the service of a Commonly Controlled Entity to enter the Armed Forces of the United States of America and who reenters the service of the Commonly Controlled Entity with reemployment rights under any statute granting reemployment rights to persons in the Armed Forces shall be deemed

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to have been on an Authorized Leave of Absence. The date that an Employee's
Authorized Leave of Absence ends shall be determined in accordance with the personnel policies of such Commonly Controlled Entity, which ending date shall be no earlier than the date that the Authorized Leave of Absence is scheduled to end, unless the Employee communicates to such Commonly Controlled Entity that he or she is to have a Termination of Employment as of an earlier date.

     1.8 "Beneficiary" means any person designated by a Participant to receive any benefits which shall be payable with respect to the death of a Participant under the Plan or as a result of a QDRO.

     1.9 "Board of Directors" means the board of directors of the Company.

     1.10 "Break in Service" means:

          (a) with respect to Continuous Service, the fifth anniversary (or sixth anniversary if absence from employment was due to a Maternity/Paternity Absence) of the date of the Participant's termination of employment; and

          (b) with respect to Computation Periods, the end of five consecutive Computation Periods (or six consecutive Computation Periods if absence from employment was due to a Maternity/Paternity Absence) for which a Participant is credited with less than 501 Hours of Service.

     1.11 "Change Date" means the one or more dates during the Plan Year designated by the Administrative Committee as the dates available for implementing or changing a Participant's Contribution Election.

     1.12 "Commonly Controlled Entity" means (1) an Employer and any corporation, trade or business, but only for so long as it and the Employer are members of a controlled group of corporations as defined in Section 414(b) of the Code or under common control as defined in Section 414(c) of the Code; provided, however, that solely for purposes of the limitations of Code Section 415, the standard of control under Sections 414(b) and 414(c) of the Code shall be deemed to be "more than 50%" rather than "at least 80%," (2) an Employer and an organization, but only for so long as it and the Employer are, on and after the Effective Date, members of an affiliated service group as defined in Section 414(m) of the Code, (3) an Employer and an organization, but only for so long as the employees of it and the Employer are required to be aggregated, on and after the Effective Date, under Section 414(o) of the Code, or (4) any other organization designated as such by the Administrative Committee.

     1.13 "Company" means WALBRO CORPORATION or any successor corporation by merger, consolidation, purchase, or otherwise, which elects to adopt the Plan and the Trust.


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     1.14 "Company Stock" means common stock issued by WALBRO CORPORATION.

     1.15 "Compensation" means for purposes of allocating Contributions and for purposes of applying Section 415 of the Code to the Plan and its Participants for any limitation year, such compensation earned while an Eligible Employee as determined by the Administrative Committee and satisfying the definition of compensation under Section 415 of the Code (within the meaning of Treasury Regulation 1.415-2(d)(11)(ii)) and for any determination period with respect to an applicable provision of the Code other than Section 415, such compensation as determined by the Administrative Committee and which satisfies the requirements of Section 414(s) of the Code. Notwithstanding the foregoing provisions, Compensation shall include elective amounts excludible from gross income under Code Sections 125 and 402(e)(3) (other than for Code Section 415 purposes).

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $160,000, as adjusted by the Commissioner of Internal Revenue for increases in the cost-of-living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than twelve (12) months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12).

     For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

     If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

     1.16 "Computation Period" means with respect to Eligibility Service, and any Break in Service with respect to Eligibility Service, the twelve (12) consecutive month period commencing with an Employee's Employment Date and the Plan Year which includes the first anniversary of the Employment Date and each subsequent Plan Year.

     1.17 "Continuous Service" means the sum of the years (and fractions of years) measured from an Employee's Employment Date to his or her date of Termination of Employment first to occur after his or her Employment Date; provided, that if an

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Employee has a Period of Severance of less than twelve (12) consecutive months after a Termination of Employment, such Termination of Employment shall be disregarded and such Employee's Continuous Service shall include such period when he or she is not employed by a Commonly Controlled Entity.

     1.18 "Contributions" means amounts contributed to the Plan by the Employer or an Eligible Employee. Specific types of contributions include:

           (a) "Matching". An amount contributed by the Employer based upon the amount contributed by the eligible Participant.

           (b) "Pay Based". An amount contributed by the Employer and allocated on a pay based formula to eligible Participants' Accounts.

           (c) "Pre-Tax". An amount contributed on a pre-tax basis in conjunction with a Participant's Code Section 401(k) salary deferral agreement.

           (d) "Special". An amount contributed by the Employer to avoid prohibited discrimination under Section 401(a)(4) of the Code.

     1.19 "Contribution Dollar Limit" means the annual limit imposed on each Participant pursuant to Section 402(g) of the Code, which shall be nine thousand five hundred dollars ($9,500) per calendar year (as indexed for cost-of-living adjustments pursuant to Code Section 402(g)(5) and 415(d)).

     1.20 "Contribution Election" or "Election" means the election made by a Participant to reduce his or her Compensation by an amount equal to the product of his or her Contribution Percentage and such Compensation subject to the Contribution Election.

     1.21 "Contribution Percentage" means the percentage of a Participant's Compensation which is to be contributed to the Plan by his or her Employer as a Pre-Tax Contribution.

     1.22 "Conversion Election" means an election by a Participant to change the investment of all or some specified portion of such Participant's Accounts by voice response to the telephone number provided by the Applicable Named Fiduciary, or on such form that may be required by the Applicable Named Fiduciary to whom it is delivered. No Conversion Election shall be deemed to have been given to the Applicable Named Fiduciary unless it is complete and delivered in accordance with the procedures established by such Applicable Named Fiduciary for this purpose.

     1.23 "Custodial Agreement" means the Trust Agreement or an insurance contract to provide for the holding of the assets of the Plan.


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     1.24 "Custodian" means the Trustee or an insurance company if the contract issued by such company is not held by the Trustee.

     1.25 "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

     1.26 "Disability or Disabled" means the Participant is disabled for purposes of the Employer's long term disability plan.

     1.27 "Distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a QDRO are Distributees with regard to the interest of the Spouse or former Spouse.

     1.28 "Effective Date" means January 1, 1997, the date upon which the provisions of this document become effective. In general, the provisions of this document only apply to Participants who are Employees on or after the Effective Date. However, investment and distribution provisions apply to all Participants with Account balances to be invested or distributed after the Effective Date.

     1.29 "Elective Deferral" means amounts subject to the Contribution Dollar Limit.

     1.30 "Eligible Employee" means any Employee (including an Employee on an Authorized Leave of Absence) of an Employer on and after the Effective Date of the adoption of this Plan by the Employer, excluding any Employee:

          (a) who is a member of a group of Employees represented by a collective bargaining representative, unless a currently effective collective bargaining agreement between his or her Employer and the collective bargaining representative of the group of Employees of which he or she is a member provides for coverage by the Plan;

          (b) who is considered an Employee solely because of the application of
     Section 414(n) of the Code;

          (c) who is not a U.S. citizen or a resident alien;

          (d) who has a Computation Period in which he or she earns less than 501 Hours of Service, prior to the date he or she completes a Year of Service;

          (e) who is employed as a cooperative student while attending a secondary educational institution or college; or

          (f) who is attending high school, is on a summer break between high school classes, or is on a summer break between high school and college classes.

     1.31 "Eligibility Service" means the sum of an Employee's Years of Service; provided, however: if such Years of Service were earned prior to the date the Employee's Employer became a Commonly Controlled Entity, they are disregarded unless the Administrative Committee makes such a determination not to apply this exclusion with respect to each such Employee in a uniform and nondiscriminatory manner.

     1.32 "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

     1.33 "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

     1.34 "Employee" means any person who renders services as a common law employee to a Commonly Controlled Entity or is on an Authorized Leave of Absence, including the period of time before which the trade or business became a Commonly Controlled Entity, but excluding the period of time after which it ceases to be a Commonly Controlled Entity. Any individual considered an Employee of a Commonly Controlled Entity under Section 414(n) of the Code shall be deemed employed by the Commonly Controlled Entity for which the individual performed services. No person who was hired through a temporary agency (including but not limited to any leased Employee) shall be considered an Employee and no person, the terms of whose services are governed by an independent contractor or consulting agreement with an Employer, shall be considered an Employee except to the extent explicitly provided to the contrary in such agreement; provided, however, any individual who is a citizen of the United States of America and who is an Employee of a foreign affiliate (as defined in Code Section 3121(e)(8)) of an Employer which is an American employer, as defined in Code Section 3121(h), shall be treated as an Employee, and, if an Eligible Employee, shall be entitled to participate in this Plan and contributions thereto to the same extent, subject to the same limitations and at the same times as any other Employee who is an Eligible Employee of such Employer; provided:

          (a) such Employer has entered into an agreement under Code Section 3121(l) which applies to the foreign affiliate of which such individual is a common law employee; and

          (b) contributions under a funded plan of defined compensation are not provided by any other person with respect to the remuneration paid to such individual by the foreign affiliate.

     1.35 "Employer" means the Company and any Commonly Controlled Entity which has adopted the Plan; provided, that an entity will cease to be an Employer when it ceases to be a Commonly Controlled Entity. Notwithstanding the preceding sentence, the Administrative Committee may permit an affiliate of an Employer to adopt the Plan.

     1.36 "Employment Date" means the day an Employee first earns an Hour of Service; provided, however, with respect to an Employee who incurs a Period of Severance of twelve (12) consecutive months or more, the Employment Date for such Employee shall be adjusted forward in time by a period of days equal to the number of days in the Period of Severance, and for purposes of becoming an Eligible Employee, such person shall be considered to have an Employment Date on the first day he or she earns an Hour of Service as of his or her reemployment as an Employee.

     1.37 "Entry Date" means the first day of January, April, July or October.

     1.38 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended. Reference to any specific Section shall include such Section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such Section.

     1.39 "Fair Market Value" means:

          (a) with respect to a security for which there is a generally recognized market, the price of the security prevailing on a national securities exchange which is registered under Section 6 of the Securities Exchange Act of 1934;

          (b) unless determined otherwise by the Administrative Committee, with respect to any guaranteed income contract, the value reported by the issuing company or bank;

          (c) with respect to a Participant loan, the unpaid principal and accrued interest; and

          (d) for any other asset, the fair market value of the asset, as determined in good faith by the Trustee or the Administrative Committee in accordance with regulations promulgated under Section 3(18) of ERISA.

     1.40 "Forfeiture" means the portion of the Participant's Accrued Benefit which is forfeited pursuant to the terms of the Plan.

     1.41 "Forfeiture Account" means an account holding amounts forfeited by Participants.

     1.42 "Highly Compensated Eligible Employee" or "HCE" means a highly compensated active employee or a highly compensated former employee.

     A highly compensated active employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year: (i) received Compensation from the Employer in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code); (ii) received Compensation from the Employer in excess of $50,000 (as adjusted pursuant to Section 415(d) of the Code) and was a member of the top-paid group for such year; or (iii) was an officer of the Employer and received Compensation during such year that is greater than fifty percent (50%) of the dollar limitation in effect under
Section 415(b)(1)(A) of the Code. The term highly compensated active employee also includes: (i) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the one hundred (100) Employees who received the most Compensation from the Employer during the determination year; and (ii) Employees who are five-percent (5%) owners at any time during the look-back year or determination year.

     If no officer has satisfied the Compensation requirement of (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a highly compensated active employee.

     For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve(12)-month period immediately preceding the determination year. Pursuant to Code Section 414(q), the Administrative Committee may elect for the look-back year to be the calendar year ending with or within the applicable Plan Year determination year.

     If the Employer at all times during the Plan Year maintains significant business activities (and employs Employees in such activities) in at least two significantly separate geographic areas and satisfies such other conditions as the Secretary of the Treasury may prescribe, the Administrative Committee may elect to apply a simplified definition of Highly Compensated Employee under the Plan by substituting "$50,000" for "$75,000" in paragraph (i) above, and disregarding paragraph (ii) above.

     An Employee who performs services for the Employer any time during the year is in the top-paid group of Employees for any year if such Employee is in the group consisting of the top twenty percent (20%) of the Employees when ranked on the basis of Compensation paid during such year. For purposes of determining the number of Employees in the top-paid group (but not for identifying the particular Employees in the top-paid group), the following Employees shall be excluded:

          (i) Employees who have not completed six (6) months of service;

          (ii) Employees who normally work less than seventeen and one-half (17 1/2) Hours of Service per week;

          (iii) Employees who normally work not more than six (6) months during any year;

          (iv) Employees who have not attained age twenty-one (21);

          (v) Employees who are included in a unit of Employees covered by a bona fide collective bargaining agreement with the Employer; and

          (vi) Employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

The Administrative Committee may elect to apply paragraph (i), (ii) or (iv) of this Section by substituting a shorter period of service, smaller number of hours or months, or lower age for that specified in such subparagraphs.

     A highly compensated former employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a Highly Compensated Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday. If a former Employee separated from service with the Employer prior to January 1, 1987, and the Administrative Committee irrevocably elects to apply this special rule, he is a Highly Compensated Employee only if he or she was described in any one or more of the following groups during either the Employee's separation year (or the year preceding such separation year) or any year ending on or after such individual's 55th birthday (or the last year ending before such Employee's 55th birthday):

          (i) 5-percent owner. The Employee was a five-percent (5%) owner of the Employer at any time during the year.

          (ii) Compensation amount. The Employee received Compensation in excess of $50,000 during the year.

     The determination of who is a Highly Compensated Employee, including the determination of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the Compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

     1.43 "Hour of Service" means:

          (a) as it applies to Eligibility Service, each hour for which an Employee is entitled to:

               (1) payment for the performance of duties for any Commonly Controlled Entity;

               (2) payment from any Commonly Controlled Entity for any period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, sickness, incapacity (including disability), layoff, leave of absence, jury duty or military service;

               (3) back pay, irrespective of mitigation of damages, by award or agreement with any Commonly Controlled Company (and these hours shall be credited to the period to which the agreement pertains); or

               (4) no payment, but is on an Authorized Leave of Absence (and these hours shall be based upon his or her normally scheduled hours per week or a 40 hour week if there is no regular schedule).

     The crediting of hours shall be made in accordance with Department of Labor regulation Section 2530.200b-2 and 3, but in no event shall hours be credited in excess of the minimum number required thereunder for a Computation Period in order to avoid a Break in Service. An equivalent number of hours shall be credited for each payroll period in which the Employee would be credited with at least 1 hour. The payroll period equivalences are 190 hours monthly.

          (b) as it applies to Vesting Service for purposes of determining Continuous Service, each hour for which an Employee is directly or indirectly paid or entitled to payment by a Commonly Controlled Entity for the performance of duties.

     1.44 "Internal Revenue Code" or "Code" means the Internal Revenue Code of 1986, as amended, any subsequent Internal Revenue Code and final Treasury Regulations. If there is a subsequent Internal Revenue Code, any references herein to Internal Revenue Code Sections shall be deemed to refer to comparable Sections of any subsequent Internal Revenue Code.

     1.45 "Investment Election" means an election by which a Participant directs the investment of his or her Contributions by voice response to the telephone number provided by the Applicable Named Fiduciary, or on such form that may be required by the Applicable Named Fiduciary to whom it is delivered. No Investment Election shall be deemed to have been given to the Applicable Named Fiduciary unless it is complete and delivered in accordance with the procedures established by such Applicable Named Fiduciary for this purpose.

     1.46 "Investment Manager" means a fiduciary who meets the requirements of
Section 3(38) of ERISA and to whom the Administrative Committee has delegated the responsibility for investment of a portion of the assets of the Trust Fund.

     1.47 "Investment Fund" or "Fund" means one or more collective investment funds, a pool of assets, or deposits with the Custodian, a mutual fund, insurance contract, or managed pool of assets. The Investment Funds authorized by the Administrative Committee are listed in an Appendix.

     1.48 "Limited Deferrals" means Elective Deferrals subject to the limits of Code Section 401(a)(30).

     1.49 "Maternity/Paternity Absence" means a paid or unpaid and approved absence from employment with a Commonly Controlled Entity (1) by reason of the pregnancy of the Employee; (2) by reason of the birth of a child of the Employee; (3) by reason of the placement of a child under age eighteen (18) in connection with the adoption of such child by the Employee (including a trial period prior to adoption); and (4) for the purpose of caring for a child of the Employee immediately following the birth or adoption of such child. The Employee must prove to the satisfaction of the Administrative Committee or its agent that the absence meets the above requirements and must supply information concerning the length of the absence unless the Administrative Committee has access to relevant information without the Employee submitting it.

     1.50 "Non-Highly Compensated Employee" or "NHCE" means an Employee who is not an HCE.

     1.51 "Normal Retirement Date" means the date a Participant attains sixty-five (65) years of age.

     1.52 "Notice Date" means the date established by the Administrative Committee as the deadline for it to receive notification with respect to an administrative matter in order to be processed as of a Change Date designated by the Administrative Committee.

     1.53 "Participant" means an Eligible Employee who begins to participate in the Plan after completing the eligibility requirements. A Participant's participation continues until his or her Termination of Employment and his or her Accrued Benefit is distributed or forfeited.

     1.54 "Payment Date" means the date on or after the Settlement Date on which a Participant's Accrued Benefit is distributed or commences to be distributed, which date shall be at least the minimum number of days required by law, if any, after the date the Participant has received any notice required by law, if any.

          If a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than thirty

(30) days after the notice required under Section 1.401(a)-11(c) of the Income Tax Regulations is given, provided that:

          (a) the Applicable Named Fiduciary clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

          (b) the Participant, after receiving the notice, affirmatively elects a distribution.

     1.55 "Period of Severance" means the period of time measured from the later of (a) an Employee's Termination of Employment, and (b) the conclusion of a Maternity/Paternity Absence of no longer than twelve (12) consecutive months, to the date thereafter he or she first earns an Hour of Service.

     1.56 "Plan" means the WALBRO CORPORATION ADVANTAGE PLAN, as set forth herein and as hereafter may be amended from time to time.

     1.57 "Plan Year" means the annual Accounting Period of the Plan and Trust which ends on each December 31.

     1.58 "QDRO" means a domestic relations order which the Administrative Committee has determined to be a qualified domestic relations order within the meaning of Section 414(p) of the Code.

     1.59 "Qualified Matching Contribution" means a Matching Contribution that is treated as a Pre-Tax Contribution and posted to the Pre-Tax Account.

     1.60 "Related Plan" means:

          (a) with respect to Section 401(k) and 401(m) of the Code, any plan or plans maintained by a Commonly Controlled Entity which is treated with this Plan as a single plan for purposes of Sections 401(a)(4) or 410(b) of the Code; and

          (b) with respect to Section 415 of the Code, any other defined contribution plan or a defined benefit plan (as defined in Section 415(k) of the Code) maintained by a Commonly Controlled Entity, respectively called a "Related Defined Contribution Plan" and a "Related Defined Benefit Plan".

     1.61 "Rollover Contribution" means:

          (a) a rollover contribution as described in Section 402(c) of the Code (or its predecessor); or

          (b) a Trustee Transfer (1) to the Custodian of an amount by the custodian of a retirement plan qualified for tax-favored treatment under Code Section 401(a), which plan provides for such transfer; (2) with respect to which the benefits otherwise protected by Code Section 411 in such transfer or plan are no longer required by Code Section 411 to be protected in this Plan; and (3) which does not include amounts subject to Code Section 401(k).

     1.62 "Settlement Date" means the date on which the transactions from the most recent Trade Date are settled.

     1.63 "Spousal Consent" means the written consent given by a Spouse to a Participant's election (or waiver) of a specified form of benefit or Beneficiary designation. The Spouse's consent must acknowledge the effect on the Spouse of the Participant's election, waiver or designation and be duly witnessed by a Plan representative or notary public. Spousal Consent shall be valid only with respect to the spouse who signs the Spousal Consent and only for the particular choice made by the Participant which requires Spousal Consent. A Participant may revoke (without Spousal Consent) a prior election, waiver or designation that required Spousal Consent at any time before the Sweep Date associated with the Settlement Date upon which payments will begin. Spousal Consent also means a determination by the Administrator that there is no Spouse, the Spouse cannot be located or such other circumstances as may be established by applicable law.

     1.64 "Spouse" means a person who, as of the earlier of a Participant's Payment Date and death, is alive and married to the Participant within the meaning of the laws of the State of the Participant's residence as evidenced by a valid marriage certificate or other proof acceptable to the Administrative Committee. A spouse who was the Spouse on the Payment Date but who is divorced from the Participant at the Participant's death shall still be the Spouse at the date of the Participant's death, except as otherwise provided in a QDRO.

     1.65 "Sweep Account" means the subsidiary Account for each Contribution type within each Participant's Account through which all transactions for such Contribution type are processed and which is invested in interest bearing deposits of the Trustee.

     1.66 "Sweep Date" means the date established by the Applicable Named Fiduciary as the cutoff date and time for the Applicable Named Fiduciary to receive notification with respect to a financial transaction for an Accounting Period in order to be processed with respect to a Trade Date designated by the Administrative Committee.

     1.67 "Termination of Employment" occurs when a person ceases to be an Employee or if earlier, the first anniversary of the date his or her Authorized Leave of Absence commenced, as determined by the personnel policies of the Commonly Controlled Entity to whom he or she rendered services; provided, however, where a Commonly Controlled Entity ceases to be such with respect to an Employee as a result of either an asset sale or stock sale an Employee of the Commonly Controlled Entity shall be deemed not to have incurred a Termination of Employment:
(a) unless the Administrative Committee shall make a determination that the transaction satisfies Section 401(k) of the Code, or if no such determination is made, until such Employee ceases to be employed by the successor to the Commonly Controlled Entity; or (b) if the Administrative Committee shall make a Trustee Transfer of his or her Accrued Benefit. Transfer of employment from one Commonly Controlled Entity to another Commonly Controlled Entity shall not constitute a Termination of Employment for purposes of the Plan.

     1.68 "Trade Date" means the date as of which a financial transaction occurs, however:

          (a) with respect to a transaction involving Investment Funds maintained on a dollar accounting methodology, the transaction shall be executed based upon the Fair Market Value of a Unit as of the applicable Valuation Date;

          (b) with respect to a transaction involving Investment Funds maintained on a share accounting methodology, the transaction shall be executed based upon the daily average of the proceeds or purchase price of sales and purchases, respectively, of a share.

     1.69 "Trust" means the legal entity resulting from the agreement between the Company and the Trustee and all amendments thereto, in which some or all of the assets of this Plan will be received, held, invested and distributed to or for the benefit of Participants and Beneficiaries.

     1.70 "Trust Agreement" means the agreement between the Company and the Trustee establishing the Trust, and any amendments thereto.

     1.71 "Trust Fund" means any property, real or personal, received by and held by the Trustee, plus all income and gains and minus all losses, expenses, withdrawals and distributions chargeable thereto.

     1.72 "Trustee" means any corporation, individual or individuals designated in the Trust Agreement who shall accept the appointment as Trustee to execute the duties of the Trustee as set forth in the Trust Agreement.

     1.73 "Trustee Transfer" means (a) a transfer to the Custodian of an amount by the custodian of a retirement plan qualified for tax-favored treatment under
Section 401(a) of the Code or by the trustee(s) of a trust forming part of such a plan, which plan provides for such transfer; or (b) a Direct Rollover within the meaning of Section 402(c)(8)(B) of the Code; provided that with respect to any withdrawal or distribution from the Plan, a Participant may elect a transfer to only one eligible retirement plan, except as may otherwise be determined by the Administrative Committee, in a uniform and nondiscriminatory manner.

     1.74 "Valuation Date" means the close of business on each business day.

     1.75 "Vesting Service" means the sum of the Years of Service of an Employee; provided however, Years of Service shall be disregarded:

          (a) if the Employee had no vested interest in his or her Contributions by an Employer, Years of Service earned before the Break in Service; or

          (b) if such Years of Service were earned prior to a Period of Severance of at least twelve (12) months, unless and until the Participant has completed a Year of Service; or

          (c) if such Years of Service were earned after a Break in Service, for purposes of determining the nonforfeitable percentage of his or her Accrued Benefit earned before such Break in Service; or

          (d) if such Years of Service were earned prior to the date the Employee's Employer became a Commonly Controlled Entity shall be disregarded, unless the Administrative Committee makes such a determination not to apply this exclusion with respect to each such Employee in a uniform and nondiscriminatory manner.

     1.76 "Year of Service" means:

          (1) as it applies to Eligibility Service, a Computation Period in which an Employee is credited with at least 1,000 Hours of Service.

          (2) as it applies to Vesting Service, a twelve (12) consecutive month period of Continuous Service.

     An Employee's service with a company, the assets of which are acquired by a Commonly Controlled Entity, shall only be counted as employment with such Commonly Controlled Entity in the determination of his or her Years of Service if (1) the Administrative Committee directs that credit for such service be granted, or (2) a qualified plan of the acquired company is subsequently maintained by any Employer or Commonly Controlled Entity.

ARTICLE II
--------------------------------------------------------------------------------



                                PARTICIPATION

     2.1 Eligibility. On or after the Effective Date, as to each Employer:

          (a) Participant on January 1, 1997. Each person who has an Accrued Benefit on January 1, 1997 shall become a Participant as of January 1, 1997.

          (b) Other Eligible Employee. Each other Eligible Employee shall become a Participant on the Entry Date on or after the date he or she completes at least one year of Eligibility Service.

     2.2 Reemployment.

          (a) Eligible Employee Was Previously a Participant. An Eligible Employee who previously was a Participant prior to his or her Termination of Employment shall become a Participant on the first Entry Date on and after the date he or she earns an Hour of Service.

          (b) Eligible Employee Had a Termination. An Eligible Employee who previously completed the service requirement to become a Participant and who had a Termination of Employment before he or she became a Participant shall be eligible to become a Participant on the later of (1) the date he or she would have become a Participant but for his or her Termination of Employment, or (2) the date he or she again earns an Hour of Service.

     2.3 Participation Upon Change of Job Status. An Employee who is not an Eligible Employee shall become a Participant on the later of (1) the date he or she would have become a Participant had he or she always been an Eligible Employee, or (2) the date he or she becomes an Eligible Employee.

     2.4 Ceasing to be a Participant. A Participant will cease to be a Participant on the later of (1) the date his Accrued Benefit becomes zero,and
(2) his Termination of Employment.

ARTICLE III
--------------------------------------------------------------------------------



                            PARTICIPANT CONTRIBUTIONS

     3.1 Pre-Tax Contribution Election.

          (a) A Participant who is an Eligible Employee and who desires to have Pre-Tax Contributions made on his or her behalf by his or her Employer shall file a Contribution Election pursuant to procedures specified by the Administrative Committee specifying his or her Contribution Percentage of not less than one percent (1.00%) nor more than twelve percent (12%) (stated as a whole integer percentage) and authorizing the Compensation otherwise payable to him or her to be reduced.

          (b) Notwithstanding Subsection (a) hereof, for any Plan Year the Administrative Committee may determine that the maximum Contribution Percentage shall be greater or lesser than the percentages set forth in Subsection (a) hereof. Otherwise, the maximum Contribution Percentage as provided in Subsection (a) hereof shall apply.

          (c) A Participant's Contribution Election shall be effective only with respect to Compensation not yet paid as of the date the Contribution Election is effective. A Contribution Election received on or before a Notice Date shall become initially effective with respect to payroll cycles ended after the applicable Change Date, or if participants are reemployed, on the first day of each Plan Year quarter. However, the Administrative Committee, in its sole discretion, may declare an additional window period to Participants. Any Contribution Election which has not been properly completed will be deemed not to have been received and be void.

     3.2 Election Procedures. A Participant's Contribution Election shall continue in effect (with automatic adjustment for any change in his or her Compensation) until the earliest of the date (1) his or her Contribution Election is changed in accordance with paragraph (a) hereof; (2) he or she ceases to be paid as an Eligible Employee; or (3) his or her Contribution Election is cancelled in accordance with paragraph (b) hereof.

          (a) Changing the Election. A Participant may increase or decrease his or her Contribution Percentage (subject to the percentage limits stated above) only once each Change Date by making a new Contribution Election, pursuant to procedures specified by the Administrative Committee, on which is specified the amount of the Contribution Percentage.

               (1) If such Contribution Election is received by the Notice Date, the change shall be effective with respect to the first payroll cycle ended after the Change Date.

               (2) However, if the Administrative Committee deems it necessary, the Administrative Committee may specify an additional window period to Participants.

               (3) The amount of increase or decrease of such Contribution Percentage shall be effective only with respect to Compensation not yet paid.

               (4) Any Contribution Election which has not been properly completed or which does not have a valid Investment Election will be deemed not to have been received and be void.

          (b) Canceling the Election. A Participant desiring to cancel his or her existing Contribution Election and reduce his or her Contribution Percentage to zero must deliver to the Applicable Named Fiduciary a new Contribution Election, pursuant to procedures specified by the Administrative Committee. The Administrative Committee will establish procedures, to be administered in a uniform and nondiscriminatory manner, for allowing a Participant to cancel his or her Contribution Election. Any Contribution Election received by the Applicable Named Fiduciary on or before a Notice Date shall become effective with respect to the payroll cycle ended after the next Change Date. A Participant who is an Eligible Employee and who has cancelled his or her Election may again make a Contribution Election at any time. If such Contribution Election is received by the Applicable Named Fiduciary by the Notice Date, it shall become effective with respect to the first payroll cycle ended after the next Change Date, provided at least three (3) months have elapsed since the effective date of the cancellation. Any Participant who has improperly completed a Contribution Election will be deemed not to have made an Election.

     3.3 Limitation of Elective Deferrals for all Participants. A Participant's Limited Deferrals for any calendar year shall not exceed the Contribution Dollar Limit. If a Participant advises the Administrative Committee that he or she has Elective Deferrals (reduced by Elective Deferrals previously distributed or which are recharacterized as a result of the application of Code Section 401(k)(3) to such Participant) in excess of the Contribution Dollar Limit ("Excess Deferral"), the Administrative Committee shall return such Excess Deferrals for the taxable year to the Participant. To the extent the Participant's Limited Deferrals exceed the Contribution Dollar Limit, the Employer may notify the Plan on behalf of the Participant (and "Excess Deferral" shall be calculated by taking into account only Limited Deferrals). If such advice was received by the Administrative Committee during the taxable year, the Plan shall distribute the Excess Deferral as soon as administratively feasible. If such advice was received by the

Administrative Committee after the taxable year but no later than March 1 (or as late as April 14, if allowed by the Administrative Committee) following the close of the taxable year, the Administrative Committee shall cause the Plan to return such Excess Deferral no later than April 15 immediately following the end of such taxable year, adjusted by income allocable to that amount.

     The net investment gain or loss associated with the Excess Deferral is calculated as follows:

                                G
                        E x --------- x (1 + (10% x M))
                             (AB-G)

where:

       E   =   the Excess Deferral amount,

       G   =   the net gain or loss for the Plan Year in the Participant's
               Pre-Tax Account,

      AB   =   the total value of the Participant's Pre-Tax Account, determined as of the end of the calendar year being corrected,

       M   =   the number of full months from the calendar year
               end to the date the excess amount is paid, plus one for the month during which payment is to be made if payment will occur after the 15th of that month.

If the application of the limitations in this Section results in a reduction of previously contributed Pre-Tax Contributions on behalf of a Participant, Matching Contributions allocable with respect thereto (prior to such reduction) which are not distributed under the ACP Test shall be forfeited.

ARTICLE IV
--------------------------------------------------------------------------------



                     EMPLOYER CONTRIBUTIONS AND ALLOCATIONS

     4.1 Pre-Tax Contributions.

          (a) Frequency and Eligibility. Subject to the limits of the Plan and to the Administrative Committee's authority to limit Contributions under the terms of this Plan, for each period for which a Contribution Election is in effect, the Employer shall contribute to the Plan on behalf of each Participant an amount equal to the amount designated by the Participant as a Pre-Tax Contribution on his or her Contribution Election.

          (b) Allocation. The Pre-Tax Contribution shall be allocated to the Pre-Tax Account of the Participant with respect to whom the amount is paid.

          (c) Timing, Medium and Posting. Pre-Tax Contributions shall be paid to the Custodian in cash and posted to each Participant's Pre-Tax Account by the Applicable Named Fiduciary as soon as such amounts can reasonably be balanced against the specific amount made on behalf of each Participant. Pre-Tax Contributions shall be paid to the Custodian not later than the fifteenth (15th) day of the month next following the month in which amounts are deducted from the Participant's Compensation.

     4.2 Matching Contributions.

          (a) Frequency and Eligibility. Subject to the limits of the Plan and to the Administrative Committee's authority to limit Contributions under the Plan, for each period with respect to which the Participant makes a Pre-Tax Contribution, the Employer shall make Matching Contributions as described in the following Allocation Method paragraph on behalf of each Participant who contributed during the period and was an Eligible Employee at any time during each quarter of the Plan Year.

          (b) Allocation Method. The Matching Contributions, together with any available Forfeiture Account amounts to be applied as Matching Contributions, for each period shall total fifty percent (50%) of each eligible Participant's Pre-Tax Contributions for the period, provided that no Matching Contributions and Forfeiture Account amounts shall be made based upon a Participant's Contributions in excess of three percent (3%) of his or her Compensation for the period. The Employer may change the fifty percent (50%) matching rate or the three percent (3%) of considered Compensation to any other percentages, including zero (0%).

          (c) Timing, Medium and Posting. The Employer shall make each period's Matching Contribution in cash as of a date determined by the Employer, and not later than the Employer's federal tax filing date, including extensions, for deducting such Contribution. The Applicable Named Fiduciary shall post such amount to each Participant's Matching Account once the total Contribution received by the Custodian has been balanced against the specific amount to be credited to each Participant's Matching Account.

          (d) Compensation. Compensation shall be measured by the period (not to exceed the Plan Year) for which the Contribution is being made provided the Eligible Employee is a Participant during such period.

     4.3 Pay Based Contributions.

          (a) Frequency and Eligibility. Subject to the limits of the Plan and to the Administrative Committee's authority to limit Contributions under the Plan, for each Plan Year, the Employer shall make a Pay Based Contribution on behalf of each Participant who was an Eligible Employee on the last day of each Plan Year.

          (b) Allocation Method. The Pay Based Contribution, together with any available Forfeiture Account amount to be applied as a Pay Based Contribution, for each period shall be equal to three percent (3%) of each eligible Participant's Compensation.

          (c) Timing, Medium and Posting. The Employer shall make each period's Pay Based Contribution in cash as soon as is feasible, and not later than the Employer's federal tax filing date, including extensions, for deducting such Contribution. The Applicable Named Fiduciary shall post such amount to each Participant's Retirement Contribution Account once the total Contribution received by the Custodian has been balanced against the specific amount to be credited to each Participant's Retirement Contribution Account.

          (d) Compensation. Compensation shall be measured by the period (not to exceed the Plan Year) for which the Contribution is being made provided the Eligible Employee is a Participant during such period.

     4.4 Special Contributions.

          (a) Frequency and Eligibility. Subject to the limits of the Plan and to the Administrative Committee's authority to limit Contributions under the Plan, for each Plan Year, the Employer may make a Special Contribution in an amount determined by the Administrative Committee on behalf of each Non-Highly Compensated Employee Participant who was an Eligible Employee at any time during the Plan Year.

          (b) Allocation Method. The Special Contribution for each period shall be allocated among eligible Participants as determined by the Administrative Committee, subject to a maximum dollar amount which may be contributed on behalf of any Participant as determined by the Administrative Committee.

          (c) Timing, Medium and Posting. The Employer shall make each period's Special Contribution in cash as soon as is feasible, but no later than twelve (12) months after the end of the Plan Year to which it is allocated. The Applicable Named Fiduciary shall post such amount to each Participant's Special Account once the total Contribution received by the Custodian has been balanced against the specific amount to be credited to each Participant's Special Account.

          (d) Compensation. Compensation shall be measured by the period (not to exceed the Plan Year) for which the Contribution is being made, provided the Eligible Employee is a Participant during such period.

     4.5 Miscellaneous.

          (a) Deduction Limits. Employer Contributions for any Plan Year shall be made from current or accumulated earnings and profits of the Employers; provided, however, that in the event there are insufficient current or accumulated earnings or profits to make all Employer Contributions, the Board of Directors (or the board of directors of any Employer which is not a Commonly Controlled Entity) shall decide, in its discretion, whether or not or to what extent such contributions shall be made. In addition, in no event shall the Employer Contributions for a Plan Year exceed the maximum the Company estimates will be deductible (or which would be deductible if the Employers had taxable income) by any Employer or Commonly Controlled Entity under Section 404 of the Code ("Deductible Amount"). Any amount in excess of the Deductible Amount shall not be contributed in the following order of Contribution type, to the extent needed to eliminate the excess:

               (1) Each Participant's allocable share of Pre-Tax Contributions for the Plan Year will be reduced by an amount equal to the excess of the Participant's Pre-Tax Contributions over an amount which bears the same ratio to the amount of Pre-Tax Contributions made to the Plan on behalf of such Participant during the Plan Year as the Deductible Amount available for the Plan Year (reduced by the total amount of other types of Employer Contributions for the Plan Year) bears to the aggregate Pre-Tax Contributions made to the Plan on behalf of all Participants subject to such Deductible Amount during the Plan Year (before the application of this provision).

               (2) If the application of Section (a)(1) would result in a reduction of a Participant's Pre-Tax Contributions which are matched by Matching Contributions, the rate at which Pre-Tax Contributions are reduced shall be offset by a reduction for each Matching Contribution not made as a result.

               (3)  Pay Based Contributions.

          (b) Profit Sharing Plan. Notwithstanding anything herein to the contrary, the Plan shall constitute a profit sharing plan for all purposes of the Code.

ARTICLE V
--------------------------------------------------------------------------------



                                    ROLLOVERS

     5.1 Rollovers. The Administrative Committee may authorize the Custodian to accept a Rollover Contribution from an Eligible Employee in cash, even if he or she is not yet a Participant. The Employee shall furnish satisfactory evidence to the Administrative Committee that the amount is eligible for rollover treatment. Such amount shall be posted to the Employee's Rollover Account by the Applicable Named Fiduciary as of the date received by the Custodian. Such Eligible Employee shall not be treated as a Participant for purposes of Articles III and IV until he or she has satisfied the requirements of
Article II.

         If it is later determined that an amount transferred pursuant to the above paragraph did not in fact qualify as a Rollover Contribution, the balance credited to the Employee's Rollover Account shall immediately be (1) segregated from all other Plan assets, (2) treated as a non-qualified trust established by and for the benefit of the Employee, and (3) distributed to the Employee. Any such nonqualifying rollover shall be deemed never to have been a part of the Plan.

ARTICLE VI
--------------------------------------------------------------------------------



                          ACCOUNTING FOR PARTICIPANTS'
                        ACCOUNTS AND FOR INVESTMENT FUNDS

     6.1 Individual Participant Accounting.

          (a) Account Maintenance. The Applicable Named Fiduciary shall cause the Accounts for each Participant to reflect transactions involving assets of the Accounts in accordance with this Article. Financial transactions during or with respect to an Accounting Period shall be accounted for at the individual Account level by "posting" each transaction to the appropriate Account of each affected Participant. Participant Account values shall be maintained in dollars or shares depending on the Investment Fund. At any point in time, the value of a Participant's Accrued Benefit shall be equal to the Fair Market Value of his or her Account determined by using the most recent Trade Date values provided by the Custodian.

          (b) Trade Date Accounting and Investment Cycle. For any transaction to be processed as of a Trade Date, the Applicable Named Fiduciary must receive instructions by the Sweep Date and such instructions shall apply only to amounts held in or posted to the Accounts as of the Trade Date. Financial transactions in an Investment Fund shall be posted to a Participant's Account as of the Trade Date and based upon the Trade Date values provided by the Custodian. All transactions shall be effected on the Settlement Date relating to the Trade Date (or as soon as is administratively feasible).

          (c) Suspension of Transactions. Whenever the Administrative Committee considers such action to be in the best interest of the Participants, the Administrative Committee in its discretion may suspend from time to time the Trade Date.

          (d) Temporary Investment. All transactions related to amounts being contributed to or distributed from the Trust shall be posted to each affected Participant's Sweep Account. Any amount held in the Sweep Account will be credited with interest up until the Settlement Date or the later date on which it is removed from the Sweep Account.

          (e) How Fees and Expenses are Charged to Participants. Account maintenance fees shall be charged prorata to each Participant's Account on the basis of each Participant's Accrued Benefit, provided that no fee shall reduce a Participant's Account balance below zero. Transaction type fees (such as special asset fees, Conversion Election change fees, etc.) shall be charged to the Accounts involved in the transaction. Fees and expenses incurred for the management and maintenance of Investment Funds shall be charged at the Investment Fund level and reflected in the net gain or loss of each Fund.

          (f) Error Correction. The Administrative Committee may correct any errors or omissions in the administration of the Plan by restoring or charging any Participant's Accrued Benefit with the amount that would be credited or charged to the Account had no error or omission been made. Funds necessary for any such restoration shall be provided through payment made by the Employer.

          (g) Accounting for Participant Loans. Participant loans shall be held in a separate Fund for investment only by such Participant and accounted for in dollars as an earmarked asset of the borrowing Participant's Account.

     6.2 Accounting for Investment Funds.

          (a) Dollar Accounting. Investments in the Investment Fund designated in the Appendix shall be maintained in dollars. The Applicable Named Fiduciary is responsible for determining the dollar value of a unit of each Investment Fund as of each Trade Date. To the extent the Investment Fund is comprised of a collective investment fund of the Custodian, the net asset and unit values shall be determined in accordance with the rules governing such collective investment funds, which are incorporated herein by reference. Fees and expenses incurred for the management and maintenance of Investment Funds shall be charged at the Investment Fund level and reflected in the net gain or loss of each Fund Fees.

          (b) Share Accounting. The investments in each Investment Fund designated in the Appendix shall be maintained in full and fractional shares. The Applicable Named Fiduciary is responsible for determining the number of full and fractional shares of each such Fund. To the extent an Investment Fund is comprised of a collective investment fund of the Custodian, the net asset and unit values shall be determined in accordance with the rules governing such collective investment funds, which are incorporated herein by reference. Fees and expenses incurred for the management and maintenance of Investment Funds shall be charged at the Investment Fund level and reflected in the net gain or loss of each Fund.

          (c) Accounting for Company Stock. The following additional rules shall apply to the Company Stock Fund:

               (1) Shareholder Rights. Shareholder Rights with respect to all Company Stock in an Account shall be exercised by the Trustee in accordance with directions from the Participant pursuant to the procedures of the Trust Agreement.

               (2) Tender Offer. If a tender offer is commenced for Company Stock, the provisions of the Trust Agreement regarding the response to such tender offer, the holding and investment of proceeds derived from such tender offer and the substitution of new securities for such proceeds shall be followed.

               (3) Dividends and Income. Dividends (whether in cash or in property) and other income received by the Custodian in respect of Company Stock shall be reinvested in Company Stock and shall constitute income and be recognized on an accrual basis for the Accounting Period in which occurs the record date with respect to such dividend; provided that, with respect to any dividend which is reflected in the market price of the underlying stock, the Administrative Committee shall direct the Custodian during such trading period to trade such stock the regular way to reflect the value of the dividend, and all Fund transfers and cash distributions shall be transacted accordingly with no accrual of such dividend, other than as reflected in such market price.

               (4) Transaction Costs. Any brokerage commissions, transfer taxes, transaction charges, and other charges and expenses in connection with the purchase or sale of Company Stock shall be added to the cost thereof in the case of a purchase or deducted from the proceeds thereof in the case of a sale; provided, however, where the purchase or sale of Company Stock is with a "disqualified person" as defined in Section 4975(e)(2) of the Code or a "party in interest" as defined in Section 3(14) of ERISA, no commissions may be charged with respect thereto.

     6.3 Accounts for QDRO Beneficiaries. A separate Account shall be established for a Beneficiary entitled to any portion of a Participant's Account under a QDRO as of the date and in accordance with the directions specified in the QDRO. Such Account shall be valued and accounted for in the same manner as any other Account.

          (a) Investment Direction. A QDRO Beneficiary may direct the investment of such Account in the same manner as any other Participant; provided however, a QDRO Beneficiary may not acquire Company Stock.

          (b) Distributions. A QDRO Beneficiary shall be entitled to payment as provided in the QDRO and permissible under the otherwise applicable terms of this Plan, regardless of whether the Participant is an Employee, and to name a Beneficiary as specified in the QDRO.

          (c) Participant Loans. A QDRO Beneficiary shall not be entitled to borrow from his or her Account. If a QDRO specifies that the QDRO Beneficiary is entitled to any portion of the Account of a Participant who has an outstanding loan balance, all outstanding loans shall continue to be held in the Participant's Account and shall not be divided between the Participant's and QDRO Beneficiary's Accounts.

     6.4 Special Accounting During Conversion Period. The Administrative Committee and Custodian may use any reasonable accounting methods in performing their respective duties during the period of converting the prior accounting system of the Plan and Trust to conform to the individual Participant accounting system described in this Section. This includes, but is not limited to, the method for allocating net investment gains or losses and the extent, if any, to which contributions received by and distributions paid from the Trust during this period share in such allocation. All or a portion of the Trust assets may be held, if necessary, in a short term interest bearing vehicle, which may include deposits of the Trustee, during the conversion period for establishing such individual Participant Accounts.

ARTICLE VII
--------------------------------------------------------------------------------



                         INVESTMENT FUNDS AND ELECTIONS

         7.1 Investment Funds. Except for a Participant's Sweep and loan Accounts, the Trust shall be maintained in various Investment Funds. The Administrative Committee may change the number or composition of the Investment Funds, subject to the terms and conditions agreed to with the Custodian.

         7.2      Investment of Contributions.

                  (a) Investment Election. Each Participant may direct the Trustee, by submission to the responsible Applicable Named Fiduciary of a completed Investment Election provided for that purpose by the responsible Applicable Named Fiduciary, to invest Contributions posted to his or her Accounts in one or more Investment Funds which shall be entirely invested in the Investment Fund specified by the Administrative Committee in the Appendix. If the Administrative Committee directs, for any Accounting Period, Contributions with respect to which the Participant has investment control may be invested separately in Funds. If a Participant does not have a valid Investment Election on file, his or her Election shall be deemed to be a 100% election of the Investment Fund designated by the Administrative Committee as the default option, as indicated in Appendix A. If the Participant elects to have any such Contributions made on his or her behalf invested in more than one Investment Fund, he or she must designate in whole multiples of one percent (1%) what percentage of the Contribution is to be invested in each such Investment Fund. If the Administrative Committee directs, for any Accounting Period, Contributions with respect to which the Participant has investment control may be invested separately in Funds.

                  (b) Effective Date of Investment Election; Change of Investment Election. A Participant's initial Investment Election will be effective with respect to a Fund on the Trade Date which relates to the Sweep Date on which or prior to which the Investment Election is received pursuant to procedures specified by the Administrative Committee. Any Investment Election which has not been properly completed will be deemed not to have been received. If a Participant does not have a valid Investment Election on file, his or her Election shall be deemed to be a 100% election of the Investment Fund designated by the Administrative Committee as the default option, as indicated in Appendix A. A Participant's Investment Election shall continue in effect, notwithstanding any change in his or her Compensation or his or her Contribution Percentage, until the earliest of (1) the effective date of a new Investment Election, or (2) the date he or she ceases to be paid as an Eligible Employee. A change in Investment Election shall be effective with respect to a Fund on the Trade Date which relates to the Sweep Date on which or prior to which the Participant's new Investment Election is received pursuant to procedures specified by the Administrative Committee. Any Investment Election which has not been properly completed will be deemed not to have been received.

                  (c) Switching Fees. A reasonable processing fee may be charged directly to a Participant's Account for Investment Election changes in excess of a specified number per Plan Year as determined by the Administrative Committee.

         7.3      Investment of Accounts.

                  (a) Conversion Election. Notwithstanding a Participant's Investment Election, a Participant or Beneficiary may direct the Trustee, by completing a Conversion Election in accordance with such procedures as are adopted by the responsible Applicable Named Fiduciary, to change the interest his or her Accrued Benefit has in one or more Investment Funds. If the Participant or Beneficiary elects to invest his or her Accrued Benefit in more than one (1) Investment Fund, he or she must designate in whole multiples of one percent (1%) what percentage of his or her Accounts is to be invested in such Investment Fund. If the Administrative Committee directs, for any Accounting Period, Accounts may be invested separately in Funds.

                  (b) Effective Date of Conversion Election. A Conversion Election to change a Participant's or Beneficiary's investment of his or her Accrued Benefit in one Investment Fund to another Fund shall be effective with respect to such Funds on the Trade Date(s) which relates to the Sweep Date on which or prior to which the Election is received pursuant to procedures specified by the Administrative Committee. Notwithstanding the foregoing, to the extent required by any provisions of an Investment Fund, the effective date of any Conversion Election may be delayed or the amount of any permissible Conversion Election may be reduced. Any Conversion Election which has not been properly completed will be deemed not to have been received.

                  (c) Switching Fees. A reasonable processing fee may be charged directly to a Participant's Account for Conversion Election changes in excess of a specified number per Plan Year as determined by the Administrative Committee.

         7.4 Establishment of Investment Funds. The Administrative Committee shall cause to be established one or more Investment Funds set forth in the Appendix. In addition, the Administrative Committee may, from time to time, in its discretion:

                  (a)   limit investments in or transfers from an Investment
          Fund;

                  (b)   add funding vehicles thereunder;

                  (c) liquidate, consolidate or otherwise reorganize an existing Investment Fund; or

                  (d)   add a new Investment Fund to the Appendix.

         7.5 Transition Rules. Effective as of the date any Investment Fund is added or deleted, each Participant and Beneficiary shall have the opportunity to submit new Investment Elections and Conversion Elections to the responsible Applicable Named Fiduciary no later than the applicable Sweep Date. The Administrative Committee and Custodian may use any reasonable accounting methods in performing their respective duties during the period of transition from one Investment Fund to another, including, but not limited to:

                  (a) designating into which Investment Fund a Participant's Accrued Benefit will be invested if the Participant fails to submit a proper Conversion Election;

                  (b) the method for allocating net investment gains or losses and the extent, if any, to which amounts received by and distributions paid from the Trust during this period share in such allocation; or

                  (c) investing all or a portion of the Trust's assets in a short-term, interest-bearing Fund during such transition period.

ARTICLE VIII
--------------------------------------------------------------------------------



                             VESTING AND FORFEITURES

         8.1   Fully Vested Contribution Accounts.

               A Participant shall be fully vested and have a nonforfeitable right to his or her Accrued Benefit in these Accounts at all times:

                          Pre-Tax Account
                          Rollover Account
                          Special Account.

         8.2 Full Vesting Upon Attainment of Event. A Participant's Accrued Benefit shall be fully vested and nonforfeitable upon the occurrence of any one or more of the following events:

               (a) completion of at least the minimum number of years of Vesting Service in the Vesting Schedule for a 100% nonforfeitable percentage;

               (b)   attainment of Normal Retirement Date;

               (c) his or her Termination of Employment for reason of a Disability; or

               (d)   he or she dies while an Employee.

         8.3   Vesting Schedule and Forfeitures.

               (a) Vesting. If a Participant has a Termination of Employment, the Participant shall be vested and have a nonforfeitable right to his or her Accrued Benefit in his or her Matching and Retirement Contribution Accounts, determined in accordance with the following vesting schedule:

            Years of Vesting Service                 Nonforfeitable Percentage


               Less than 3 years                                 0%
                3 years or more                                100%

         Notwithstanding the preceding sentence, with respect to that portion of a Participant's Accounts that is attributable to amounts transferred from the Sharon Manufacturing Company Savings Retirement Plan, the vested percentage of such Accounts shall be no less than their vested percentage under the Sharon Manufacturing Company Savings Retirement Plan as of the transfer's effective date.

         8.4      Forfeitures.

                  (a) Forfeiture Where Payment Commences After a Break in Service. If no Payment Date of a Participant's nonforfeitable Accrued Benefit occurs before having incurred a Break in Service, that portion of the Participant's Accrued Benefit (which is Employer-derived) which is forfeitable as of his or her Termination of Employment shall be forfeited as of the completion of a Break in Service. If the Participant is reemployed as an Employee prior to having incurred a Break in Service, the Forfeiture shall not occur. If the Participant is reemployed as an Employee after incurring a Break in Service, the Participant shall be fully vested and have a nonforfeitable interest in that portion of his or her Accounts accrued prior to the Break in Service and not forfeited as a result of such Break in Service. A Participant who incurs a Termination of Employment with a zero vested interest in his or her Accrued Benefit (which is Employer-derived) shall be deemed to have a Payment Date and a Forfeiture of his or her Accrued Benefit as of such Termination of Employment.

                  (b) Forfeiture Where Payment Commences Prior to a Break in Service. If the Payment Date of a Participant's nonforfeitable percentage of his or her Accrued Benefit occurs prior to having incurred a Break in Service, that portion of his or her Accrued Benefit which is forfeitable shall be forfeited as of the Payment Date. Thereafter, if such person is rehired as an Employee prior to incurring a Break in Service, he or she shall be entitled to make repayment to the Plan of the full amount distributed to him or her on or after the Payment Date no later than (1) the date he or she incurs a Break in Service, and (2) the last day of the 5-year period commencing on or after his or her date of reemployment. Upon making repayment in a single payment of the amount distributed to him or her, the amount repaid shall be credited to the Participant's Account from which paid and the Forfeiture shall be reinstated to his or her Accounts and invested in the same manner as the Account to which it is posted. The amount required to restore such Participant's Accounts shall be charged against the Plan's Forfeitures, and if insufficient, be made up from additional Employer Contributions. Where a Participant has been deemed to have a Payment Date because he or she had a zero vested interest in his or her Accrued Benefit, he or she will be deemed to have made the repayment required by this subparagraph on his or her date of hire.

                  If the Employee makes the above-described repayment, such repayment shall be considered to be the "investment in the contract" for purposes of Sections 72(c)(1)(A), 72(f) and 402(e)(4)(D)(i) of the Code in relation to the amount reinstated in his or her Account on account of the repayment.

         8.5      Forfeiture Account.

         A Forfeiture will be posted, no later than the end of the Plan Year in which the Forfeiture arises, to the Forfeiture Account on the Settlement Date for the Trade Date on which the Custodian, at the direction of the Administrative Committee, has converted the Forfeiture to cash. The Forfeiture Account shall be invested in interest bearing deposits of the Custodian or short term money market instruments. The Forfeiture Account shall be used to reinstate Accrued Benefits, to reduce Employer Contributions as determined by the Administrative Committee, and to pay expenses of the Plan.

ARTICLE IX
-------------------------------------------------------------------------------



                                PARTICIPANT LOANS

         9.1 Participant Loans Permitted. The Administrative Committee is authorized to establish and administer a loan program for a Participant pursuant to the terms and conditions set forth in this Article. All loan limits are determined as of the Trade Date the Trustee reserves funds for the loan. The funds will be disbursed to the Participant as soon as is administratively feasible after the next following Settlement Date.

         9.2      Loan Funding Limits.

                  The loan amount must meet the following limits:

                  (a) Plan Minimum Limit. The minimum amount for any loan is $1,000.00.

                  (b) Plan Maximum Limit. Subject to the legal limit described in (c) below, the maximum a Participant may borrow, including the outstanding balance of existing Plan loans, is fifty percent (50%) of his or her following Accounts which are fully vested:

                                Pre-Tax Account
                                Special Account
                                Matching Account
                                Retirement Contribution Account
                                Rollover Account.

                  (c) Legal Maximum Limit. The maximum a Participant may borrow, including the outstanding balance of existing loans, is based upon the value of his or her vested interest in this Plan and all other qualified plans maintained by a Commonly Controlled Entity (the "Vested Interest"). The maximum amount is equal to fifty percent (50%) of his or her Vested Interest, not to exceed $50,000. However, the $50,000 amount is reduced by the Participant's highest outstanding balance of all loans from any Commonly Controlled Entity's qualified plans during the 12-month period ending on the day before the Trade Date on which the loan is made.

         9.3 Maximum Number of Loans. A Participant may have only one loan outstanding at any given time, and any prior existing loan must be fully repaid for 12 months before a new loan may be secured.

         9.4 Source of Loan Funding. A loan to a Participant shall be made solely from the assets of his or her following Accounts which are fully vested:

                                Pre-Tax Account
                                Special Account
                                Matching Account
                                Retirement Contribution Account
                                Rollover Account.

The available assets shall be determined first by Contribution Account and then by investment type within each type of Contribution Account. The hierarchy for loan funding by type of Contribution Account shall be the order listed in the preceding Plan Maximum Limit paragraph. Within each Account used for funding, amounts shall first be taken from the available cash in the Account and then taken by type of investment in direct proportion to the market value of the Participant's interest in each Investment Fund as of the Sweep Date on which the loan is made.

         9.5 Interest Rate. The interest rate charged on Participant loans shall be fixed and equal to the prime rate published in the Wall Street Journal plus one percentage point (1%). The rate may be determined once for all loans made in a month, and the maturity may be determined to the nearest year.

         9.6 Repayment. Substantially level amortization shall be required of each loan with payments made at least monthly, through payroll deduction, provided that payment can be made by check for advance loan payments, or when a Participant is on an Authorized Leave of Absence or transferred to the employ of a Commonly Controlled Entity which is not participating in the Plan. Loans may be prepaid in full at any time. The loan repayment period shall be as mutually agreed upon by the Participant and Administrative Committee, not to exceed five
(5) years.

         9.7 Repayment Hierarchy. Loan principal repayments shall be credited to the Participant's Contribution Accounts in the inverse of the order used to fund the loan. Loan interest shall be credited to the Contribution Accounts in direct proportion to the principal repayment. Loan payments are credited by investment type based upon the Participant's current Investment Election for that Account.

         9.8 Loan Application, Note and Security. A Participant shall apply for any loan in accordance with a procedure established by the Applicable Named Fiduciary. The Applicable Named Fiduciary shall administer Participant loans and shall specify the time frame for approving loan applications. All loans shall be evidenced by a promissory note and security agreement and secured only by a Participant's vested Account balance. The Plan shall have a lien on a Participant's Account to the extent of any outstanding loan balance.

         9.9      Default, Suspension and Acceleration Feature.

                  (a)  Default. A loan is treated as a default on the earlier of
         (i) the date any scheduled loan payment is more than ninety (90) days late, provided that the Administrative Committee may agree to a suspension of loan payments for up to twelve (12) months for a Participant who is on an Authorized Leave of Absence or (ii) thirty
         (30) days from the time the Participant receives written notice of the note being due and payable and a demand for past due amounts.

                  (b) Actions upon Default. In the event of default, the Applicable Named Fiduciary will direct the Trustee to report the default as a taxable distribution. As soon as a Plan withdrawal or distribution to such Participant would otherwise be permitted, the Applicable Named Fiduciary will direct the Trustee to execute upon its security interest in the Participant's Account by segregating the unpaid loan balance from the Account, including interest to the date of default, and to distribute the note to the Participant.

                  (c) Acceleration. A loan shall become due and payable in full once the Participant incurs a Termination of Employment.

ARTICLE X
-------------------------------------------------------------------------------



                             IN-SERVICE WITHDRAWALS

         10.1     Withdrawals for 401(k) Hardship.

                  (a) Requirements. A Participant may request the withdrawal of any amount from the portion of his or her Pre-Tax Account to the extent vested needed to satisfy a financial need by making a withdrawal request in accordance with a procedure established by the Administrative Committee. The Applicable Named Fiduciary shall only approve those requests for withdrawals (1) on account of a Participant's "Deemed Financial Need", and (2) which are "Deemed Necessary" to satisfy the financial need.

                  (b) "Deemed Financial Need". Financial commitments relating to:

                        (1) costs directly related to the purchase or construction (excluding mortgage payments or balloon payments) of a Participant's principal residence;

                        (2) the payment of expenses for medical care described in Section 213(d) of the Code previously incurred by the Participant, the Participant's Spouse, or any dependents of the Participant (as defined in Section 152 of the Code) or necessary for those persons to obtain medical care described in Section 213(d) of the Code;

                        (3) payment of tuition and related educational fees and room and board expenses for the next twelve (12) months of post-secondary education for the Participant, his or her Spouse, children or dependents (as defined in Section 152 of the Code); or

                        (4) necessary payments to prevent the eviction of the Participant from his or her principal residence or the foreclosure on the mortgage of the Participant's principal residence.

                  (c) "Deemed Necessary". A withdrawal is "deemed necessary" to satisfy the financial need only if all of these conditions are met:

                        (1) the withdrawal may not exceed the dollar amount needed to satisfy the Participant's documented Financial Hardship, plus an amount necessary to pay federal, state, or local income taxes or penalties reasonably anticipated to result from such withdrawal;

                        (2) the Participant must have obtained all distributions, other than Financial Hardship distributions, and all nontaxable loans under all plans maintained by the Company or any Commonly Controlled Entity;

                        (3) the Participant will be suspended from making Pre-Tax Contributions, post-tax contributions, (or similar contributions under any other qualified or nonqualified plan of deferred compensation maintained by a Commonly Controlled Entity) for at least twelve (12) months from the date the withdrawal is received; and

                        (4) the Contribution Dollar Limit for the taxable year immediately following the taxable year in which the Financial Hardship withdrawal is received shall be reduced by the Elective Deferrals for the taxable year in which the Financial Hardship withdrawal is received.

                  (d) Account Sources for Withdrawal. The withdrawal amount shall come only from his or her Pre-Tax Account. The amount that may be withdrawn from a Participant's Pre-Tax Account shall not include earnings and Qualified Matching Contributions posted to his or her Pre-Tax Account after the end of the Plan Year which ends before July 1, 1989.

         10.2     Withdrawals for Participants over age 59 1/2.

                  (a) Requirements. A Participant who is over age 59 1/2 may withdraw from his or her Accounts to the extent vested listed in paragraph (b) below.

                  (b) Account Sources for Withdrawal. The withdrawal amount shall come only from his or her Accounts, in the following priority order of Accounts:

                                  Rollover Account
                                  Pre-Tax Account
                                  Special Account
                                  Matching Account
                                  Retirement Contribution Account.

                  (c) Permitted Frequency. The maximum number of withdrawals permitted from these Accounts after age 59 1/2 in any three (3) month period is one (1).

                  (d) Suspension from Further Contributions. If the withdrawal is from an Account with respect to which there is a Matching Contribution,

         Contributions directed by the Participant shall be suspended for a period of 6 months following the Sweep Date of the withdrawals, unless the Participant is suffering from a hardship described above.

         10.3     Withdrawal Processing.

                  (a) Minimum Amount. The minimum amount for any type of withdrawal is $500.00.

                  (b) Application by Participant. A Participant must submit a withdrawal request in accordance with a procedure established by the Applicable Named Fiduciary to the Applicable Named Fiduciary to apply for any type of withdrawal. Only a Participant who is an Employee may make a withdrawal request.

                  (c) Approval by the Applicable Named Fiduciary. The Applicable Named Fiduciary is responsible for determining that a withdrawal request conforms to the requirements described in this Section and notifying the Custodian of any payments to be made in a timely manner.

                  (d) Time of Processing. The Custodian shall process all withdrawal requests which it receives by a Sweep Date, based on the value as of the Trade Date to which it relates, and fund them on the next Settlement Date. The Custodian shall then make payment to the Participant as soon thereafter as is administratively feasible.

                  (e) Medium and Form of Payment. The medium of payment for withdrawals is either cash or direct deposit. The form of payment for withdrawals shall be a single installment.

                  (f) Investment Fund Sources. Within each Account used for funding a withdrawal, amounts shall be taken from the Sweep Account and then taken by type of investment in direct proportion to the market value of the Participant's interest in each Investment Fund (which excludes Participant's loans) at the time the withdrawal is made.

                  (g) Direct Rollover. With respect to any payment hereunder in excess of $200 which constitutes an Eligible Rollover Distribution, a Distributee may direct the Applicable Named Fiduciary to have all or some portion of such payment paid in the form of a Trustee Transfer, in accordance with procedures established by the Administrative Committee, provided the Applicable Named Fiduciary receives written notice of such direction with specific instructions as to the Eligible Retirement Plan on or prior to the applicable Sweep Date for payment. If the Participant does not transfer all of such payment, the minimum amount which can be transferred is $500.

ARTICLE XI
-------------------------------------------------------------------------------



                           DISTRIBUTIONS ON AND AFTER
                            TERMINATION OF EMPLOYMENT

         11.1     Request for Distribution of Benefits.

                  (a) Request for Distribution. Subject to the other requirements of this Article, a Participant may elect to have his or her vested Accrued Benefit paid to him or her beginning upon any Settlement Date following his or her Termination of Employment by submitting a completed distribution election in accordance with a procedure established by the Applicable Named Fiduciary. Such election form shall include or be accompanied by a notice which provides the Participant with information regarding all optional times and forms of payment available. The election must be submitted to the Applicable Named Fiduciary by the Sweep Date that relates to the Payment Date.

                  (b) Failure to Request Distribution. If a Participant has a Termination of Employment and fails to submit a distribution request in accordance with a procedure established by the Applicable Named Fiduciary by the last Payment Date permitted under this Article, his or her vested Accrued Benefit shall be valued as of the Valuation Date which immediately precedes such latest date of distribution (called the "Default Valuation Date") and a notice of such deemed distribution shall be issued to his or her last known address as soon as administratively possible. If the Participant does not respond to the notice or cannot be located, his or her vested Accrued Benefit determined on the Default Valuation Date shall be treated as a Forfeiture. If the Participant subsequently files a claim, the amount forfeited (unadjusted for gains and losses) shall be reinstated to his or her Accounts and distributed as soon as administratively feasible, and such payment shall be accounted for by charging it against the Forfeiture Account or by a contribution from the Employer of the affected Participant.

         11.2 Deadline for Distribution. In addition to any other Plan requirements and unless the Participant elects otherwise, or cannot be located, the Payment Date of a Participant's vested Accrued Benefit shall be not later than sixty (60) days after the latest of the close of the Plan Year in which (i) the Participant attains the earlier of age sixty-five (65) or his or her Normal Retirement Date, (ii) occurs the tenth (10th) anniversary of the Plan Year in which the Participant commenced participation, or (iii) the Participant had a Termination of Employment. However, if the amount of the payment or the location of the Participant (after a reasonable search) cannot be ascertained by that deadline, payment shall be made no later than sixty (60) days after the earliest date on which such amount or location is ascertained. In any case, the Payment Date of a Participant's vested Accrued Benefit shall not be later than April 1 following the calendar year in which the Participant attains age seventy and one-half

(70 1/2) and each December 31 thereafter and shall comply with the requirements of Section 401(a)(9) of the Code and the Treasury Regulations promulgated thereunder.

         11.3     Payment Form and Medium.

         (a) General. A Participant's vested Accrued Benefit shall be paid in the form of:

                  (1)   a lump sum;

                  (2)   a single or joint life annuity;

                  (3) installment refund annuity (with a period certain of five (5), ten (10) or fifteen (15) years);

                  (4) periodic distributions of at least $500.00, each in an amount designated by the Participant, but not to exceed five (5) distributions nor more than one (1) in each calendar year; or

                  (5)   annual installment distributions over a period of two
                        (2) to fifteen (15) years payable in an amount equal to the Participant's Account balance as of the Valuation Date the units or shares are liquidated or sold, respectively, divided by the number of years remaining in the period of payments, including the year of payment.

         (b) Medium of Payment. Payments will generally be made in cash (generally by check), alternatively, if the Participant elects an in-kind distribution, a single sum payment will be made in a combination of cash and whole shares (to the extent his or her Accrued Benefit is invested in the Company Stock). Any annuity option permitted will be provided through the purchase of a non-transferable single premium contract from an insurance company which must conform to the terms of the Plan and Section 401(a)(9) of the Code and which will be distributed to the Participant or Beneficiary in complete satisfaction of the benefit due.

         11.4 Small Amounts Paid Immediately. If a Participant has a Termination of Employment and the Participant's vested Accrued Benefit is $3,500 or less, the Participant's Accrued Benefit shall be paid as a single sum as soon as administratively feasible after his or her Termination of Employment.

         11.5 Payment Within Life Expectancy. The Participant's payment election must be consistent with the requirement of Code Section 401(a)(9) that all payments are to be completed within a period not to exceed the lives or the joint and last survivor life expectancy of the Participant and his or her Beneficiary. The life expectancies of a Participant and his or her spouse may not be recomputed annually.

         11.6 Incidental Benefit Rule. The Participant's payment election must be consistent with the requirement that, if the Participant's Spouse is not his or her sole primary Beneficiary, the minimum annual distribution for each calendar year, beginning with the year in which he or she attains age seventy and one-half (70 1/2), shall not be less than the quotient obtained by dividing (a) the Participant's vested Accrued Benefit as of the last Trade Date of the preceding year by (b) the applicable divisor as determined under the incidental benefit requirements of Code Section 401(a)(9).

         11.7 QJSA and QPSA Information and Elections. The following information and election rules will apply to any Participant who elects an annuity option.

                  (a) QJSA. A qualified joint and fifty percent (50%) survivor annuity, meaning a form of benefit payment which is the actuarial equivalent of the Participant's applicable portion of the vested Accrued Benefit at the Payment Date, payable to the Participant in monthly payments for life and providing that, if the Participant's Spouse survives him or her, monthly payments equal to fifty percent (50%) of the amount payable to the Participant during his or her lifetime will be paid to the Spouse for the remainder of such person's lifetime.

                  (b) QPSA. A qualified pre-retirement survivor annuity, meaning that upon the death of a Participant before the Payment Date of the applicable portion of the his or her vested Accrued Benefit, such benefit will become payable to the surviving Spouse as an annuity, unless Spousal Consent has been given to a different Beneficiary or the surviving Spouse chooses a different form of payment.

                  (c)   QJSA Information to a Participant. No more than ninety
         (90) days before the Payment Date, each Participant who has a Spouse and requests or will receive an annuity form of payment shall be given a written explanation of (1) the terms and conditions of the QJSA to his or her annuity; (2) the right to make an election to waive this form of payment and choose an optional form of payment and the effect of this election; (3) the right to revoke this election and the effect of this revocation; and (4) the need for Spousal Consent.

                  (d) QJSA Election. A Participant may elect (and such election shall include Spousal Consent if married), at any time within the ninety (90) day period ending on the Payment Date, to (1) waive the right to receive the QJSA and elect an optional form of payment; or (2) revoke or change any such election.

                  (e) QJSA Spousal Consent to Participant Loans. Spousal Consent must be obtained for any Participant loan which is funded from any amount to which the election in paragraph (d) above applies within the ninety (90) day period ending on the date such loan is secured.

                  (f) QJSA Spousal Consent to Participant In-Service Withdrawals. Spousal Consent must be obtained for any Participant in-service withdrawal which is funded from the applicable portion of his or her Account or any portion of an Account to which the election in paragraph (d) above applies within the ninety (90) day period ending on the date of such in-service withdrawal.

                  (g) QPSA Beneficiary Information to Participant. Each married Participant who has requested or will receive an annuity form of payment shall be given written information stating that (1) his or her death benefit is payable to his or her surviving Spouse; (2) his or her ability to choose that the benefit be paid to a different Beneficiary; (3) the right to revoke or change a prior designation and the effects of such revocation or change; and (4) the need for Spousal Consent. Such information shall be provided during whichever of the following periods ends later:

                        (1) the period that begins one year before the date on which the Participant requests an annuity form of payment and that ends one year after such date; and

                        (2) the period that begins with the first day of the Plan Year in which the Participant attains age thirty-two (32) and that ends with the close of the Plan Year in which the Participant attains age thirty-five
                                (35).

         Notwithstanding the foregoing, if the Participant incurs a Termination of Employment after requesting an annuity form of payment, but before attaining age thirty-five (35), the information described in the first sentence of this Subsection shall be provided during the period that begins one year before the date of the Participant's Termination of Employment and that ends one year after such date.

                  (h) QPSA Beneficiary Designation by Participant. A married Participant may designate (with Spousal Consent) a non-spouse Beneficiary at any time after the Participant has been given the information in the QPSA Beneficiary Information to Participant paragraph above and upon the earlier of (1) the date the Participant incurs a Termination of Employment, or (2) the beginning of the Plan Year in which that Participant attains age thirty-five (35).

         11.8 Continued Payment of Amounts in Payment Status on January 1, 1997. Any person who became a Participant prior to January 1, 1997 only because he or she had an Accrued Benefit and who had commenced to receive payments prior to January 1, 1997 shall continue to receive such payments in the same form and payment schedule under this Plan.

         11.9 Direct Rollover. With respect to any payment in excess of $200 hereunder which constitutes an Eligible Rollover Distribution, a Distributee may direct the Applicable Named Fiduciary to have such payment paid in the form of a Trustee Transfer, in accordance with procedures established by the Administrative Committee, provided the Applicable Named Fiduciary receives written notice of such direction with specific instructions as to the Eligible Retirement Plan on or prior to the applicable

Sweep Date for payment. If the Participant does not transfer all of such payment, the minimum amount which can be transferred is $500.

ARTICLE XII
--------------------------------------------------------------------------------



                    DISTRIBUTION OF ACCRUED BENEFITS ON DEATH

         12.1 Payment to Beneficiary. On the death of a Participant prior to his or her Payment Date, his or her vested Accrued Benefit shall be paid to the Beneficiary or Beneficiaries designated by the Participant in accordance with the procedure established by the Administrative Committee. Death of a Participant on or after his or her Payment Date shall result in payment to his or her Beneficiary of whatever death benefit is provided by the form of payment in effect on his or her Payment Date.

         12.2 Beneficiary Designation. Each Participant shall complete a beneficiary designation indicating the Beneficiary who is to receive the Participant's remaining Plan interest at the time of his or her death. The Participant may change such designation of Beneficiary from time to time by filing a new beneficiary designation with the Applicable Named Fiduciary. No designation of Beneficiary or change of Beneficiary shall be effective until properly filed with the Applicable Named Fiduciary. Notwithstanding any designation to the contrary, the Participant's Beneficiary shall be the Participant's Spouse to whom the Participant is legally married under the laws of the State of the Participant's residence on the date of the Participant's death and surviving him or her on such date, unless such designation includes Spousal Consent. If the Participant dies leaving no Spouse and either (1) the Participant shall have failed to file a valid beneficiary designation, or (2) all persons designated on the beneficiary designation shall have predeceased the Participant, the Applicable Named Fiduciary shall have the Custodian distribute such Participant's Accrued Benefit in a single sum to his or her estate.

         12.3  Benefit Election.

               (a) Request for Distribution. In the event of a Participant's death prior to his or her Payment Date, a Beneficiary may elect to have the vested Accrued Benefit of a deceased Participant paid to him or her beginning upon any Settlement Date following the Participant's date of death by submitting a completed distribution election in accordance with the procedure established by the Administrative Committee. The election must be submitted to the Applicable Named Fiduciary by the Sweep Date that relates to the Settlement Date upon which payments are to begin.

               (b) Failure to Request Distribution. In the event a Beneficiary fails to submit a timely distribution request, his or her vested Accrued Benefit shall be valued as of the Valuation Date which immediately precedes such latest date of distribution (called the "Default Valuation Date") and a notice of such deemed distribution shall be issued to his or her last known address as soon as administratively possible. If the Beneficiary does not respond to the notice or cannot be located, his or her vested Accrued Benefit determined on the Default

         Valuation Date shall be treated as a Forfeiture. If the Beneficiary subsequently files a claim, the amount forfeited (unadjusted for gains and losses) shall be reinstated to his or her Accounts and distributed as soon as administratively feasible, and such payment shall be accounted for by charging it against the Forfeiture or by a Contribution from the Employer of the affected Beneficiary.

         12.4 Payment Form. In the event of a Participant's death prior to his or her Payment Date, a Beneficiary shall be limited to the same form of payment to which the Participant was limited. Payments will generally be made in cash (by check); alternatively, if the Beneficiary elects an in-kind distribution, a single sum payment will be made in a combination of cash and whole shares (to the extent his or her Accrued Benefit is invested in the Company Stock).

         12.5 Time Limit for Payment to Beneficiary. Payment to a Beneficiary must either:

               (a) be completed within five (5) years of the Participant's death; or

               (b) begin within one year of his or her death and be completed within the period of the Beneficiary's lifetime, except that:

                   (1) If the Participant dies after the April 1 immediately following the end of the calendar year in which he or she attains age seventy and one-half (70 1/2), payment to his or her Beneficiary must be made at least as rapidly as provided in the Participant's distribution election;

                   (2) If the surviving Spouse is the Beneficiary, payments need not begin until the date on which the Participant would have attained age seventy and one-half (70 1/2) and must be completed within the Spouse's lifetime; and

                   (3) If the Participant and the surviving Spouse who is the Beneficiary die (A) before the April 1 immediately following the end of the calendar year in which the Participant would have attained age seventy and one-half (70 1/2); and (B) before payments have begun to the Spouse, the Spouse will be treated as the Participant in applying these rules.

         12.6 QPSA Information and Election. The following information and election rules will apply to any Beneficiary of a Participant who dies prior to his or her Payment Date after having elected a life annuity option.

               (a) Form of Payment. The applicable portion of a Participant's vested Accrued Benefit will be paid in the form of a QPSA.

               (b) QPSA Information to a Surviving Spouse. Each surviving
         Spouse who requests an annuity form of payment shall be given a written explanation of (1) the terms and conditions of being paid his or her vested Accrued Benefit in the form of a single life annuity, (2) the right to make an election to waive this form of payment and choose an optional form of payment and the effect of making this election, and
         (3) the right to revoke this election and the effect of this revocation.

               (c) QPSA Election by Surviving Spouse. A surviving Spouse may elect, at any time up to the Sweep Date associated with the Settlement Date upon which payments will begin, to (1) waive the single life annuity and elect an optional form of payment, or (2) revoke or change any such election.

               (d) Small Amounts Paid Immediately. If a Beneficiary's vested Accrued Benefit is $3,500 or less, the Beneficiary's Accrued Benefit shall be paid as a single sum as soon as administratively feasible.

         12.7 Direct Rollover. With respect to any payment in excess of $200 hereunder which constitutes an Eligible Rollover Distribution, a Distributee may direct the Applicable Named Fiduciary to have such payment paid in the form of a Trustee Transfer, in accordance with the procedure established by the Administrative Committee, provided the Applicable Named Fiduciary receives written Notice of such direction with specific instructions as to the Eligible Retirement Plan on or prior to the applicable Sweep Date for payment. If the Participant does not transfer all of such payment, the minimum amount which can be transferred is $500.

ARTICLE XIII
-------------------------------------------------------------------------------



                              MAXIMUM CONTRIBUTIONS

         13.1  Definitions.

               (a) Annual Additions means with respect to a Participant for any Plan Year the sum of:

                   (1) Contributions and Forfeitures (and any earnings thereon) allocated as of a date within the Plan Year;

                   (2)    All contributions, forfeitures and suspended
                          amounts (and income thereon) for such Plan Year,
                          allocated to such     Participant's account(s) under
                          any Related Defined Contribution Plan as of a date within such Plan Year;

                   (3) The sum of all after-tax contributions of the Participant to Related Plans for the Plan Year and allocated to such Participant's accounts under such Related Plan as of a date within such Plan Year ("Aggregate Employee Contributions");

                   (4) Solely for purposes of this Section, all contributions to any "separate account" (as defined in Section 419A(d) of the Code) allocated to such Participant as of a date within the Plan Year if such Participant is a "Key Employee" within the meaning of Code Section 416(i); and

                   (5) Solely for purposes of this Section, all contributions to any "individual medical benefit account" (as defined in Section 415(l) of the Code) allocated to such Participant as of a date within the Plan Year.

               (b) Maximum Annual Additions of a Participant for a Plan Year means the lesser of:

                   (1) twenty-five percent (25%) of the Participant's Compensation, or

                   (2) the greater of thirty thousand dollars ($30,000) or one-quarter of the dollar limitation in Code Section 415(b)(1)(A) as adjusted for cost of living increases (determined in accordance with regulations prescribed by the Secretary of the Treasury or his or her delegate pursuant to the provisions of Section 415(d) of the Code).

               (c) Annual Excess means, for each Participant affected, the amount by which the allocable Annual Additions for such Participant exceeds or would exceed the Maximum Annual Addition for such Participant.

         13.2 Avoiding an Annual Excess. Notwithstanding any other provision of this Plan, a Participant's "Annual Additions" for any Plan Year, which is hereby designated as the "limitation year" for the Plan, as that term is used in Section 415 of the Code, shall not exceed his or her "Maximum Annual Additions." If, at any time during a Plan Year, the allocation of additional Contributions for a Plan Year would produce an Annual Excess, the affected Participant shall receive only the Maximum Annual Addition from Contributions, and, at the direction of the Applicable Named Fiduciary, for the remainder of the Plan Year Contributions will be reduced, if possible, to the amount needed for each affected Participant to receive only the Maximum Annual Addition.

         13.3 Correcting an Annual Excess. If for any Plan Year as a result of a reasonable error in estimating a person's Compensation, Elective Deferrals, or such other facts and circumstances which the Internal Revenue Service will permit, a Participant's Annual Excess shall be treated in the following manner:

               (a) Aggregate Employee Contributions allocable under a Related Plan shall be distributed to the Participant, if permitted, by the amount of the Annual Excess.

               (b) If any Annual Excess remains, Pre-Tax Contributions (and earnings thereon) shall be distributed to such Participant.

               (c) If any Annual Excess (adjusted for investment gains and losses) remains, Contributions shall be a Forfeiture for such Participant in the following order:

                          (1)  Matching Contributions;

                          (2)  Pay-Based Contributions.

               (d) Any Forfeiture of a Participant's allocations of Contributions under subparagraph above shall be held in the Forfeiture Account and shall be used for the Plan Year to reduce or applied as Contributions. If any such amount remains in the Forfeiture Account, it shall again be held in suspense in the Forfeiture Account and be utilized to reduce future Contributions for succeeding Plan Years.

               (e) Any amounts held in suspense in the Forfeiture Account pursuant to Paragraph above remaining upon Plan termination shall be returned to the Employers in such proportions as shall be determined by the Administrative Committee.

         13.4 Correcting a Multiple Plan Excess. If a Participant's Accounts have or would have an Annual Excess, the Annual Excess shall be corrected by reducing the Annual Addition to this Plan before reductions have been made to other Related Defined Contribution Plans.

         13.5 Two-Plan Limit. If a Participant participates in any Related Defined Benefit Plan, the sum of the "Defined Benefit Plan Fraction" (as defined below) and the "Defined Contribution Plan Fraction" (as defined below) for such Participant shall not exceed one (called the "Combined Fraction").

               (a)  Defined Benefit Plan Fraction means, for any Plan
         Year, a fraction, the numerator of which is the projected benefit payable pursuant to Code Section 415(e)(2)(A) under all Related Defined Benefit Plans and the denominator of which is the lesser of: (i) the product of 1.25 and the dollar limit in effect for the Plan Year under Code Section 415(b)(1)(A), and (ii) the product of 1.4 and one hundred percent (100%) of the Participant's average Compensation for his or her high three (3) years.

               (b)  Defined Contribution Plan Fraction means, for any Plan
         Year, a fraction, the numerator of which is the sum of the Annual Additions (as determined pursuant to Section 415(c) of the Code in effect for such Plan Year) to a Participant's Accounts as of the end of the Plan Year under the Plan or any Related Defined Contribution Plan, and the denominator of which is the lesser of:

                   (1) The sum of the products of 1.25 and the dollar limit under Code Section 415(c)(1)(A) for such Plan Year and for each prior year of service with a Commonly Controlled Entity and its predecessor, and

                   (2) the sum of the products of 1.4 and twenty-five percent (25%) of the Participant's Compensation for such Plan Year and for each prior year of service with a Commonly Controlled Entity and its predecessor.

         If the Combined Fraction of such Participant exceeds one and if the Related Defined Benefit Plan permits it, the Participant's Defined Benefit Plan Fraction shall be reduced by limiting the Participant's annual benefits payable from the Related Defined Benefit Plan in which he or she participates to the extent necessary to reduce the Combined Fraction of such Participant to one.

         13.6 Short Plan Year. With respect to any change of the Plan Year (and co-existent limitation year), the dollar limitation of the Maximum Annual Addition for such Plan Year shall be determined by multiplying such dollar amount by a fraction, the numerator of which is the number of months (including fractional parts of a month) in the short Plan Year, and the denominator of which is twelve (12).

         13.7 Grandfathering of Applicable Limitations. The Plan shall recognize and apply any grandfathering of applicable benefits and contributions limitations which are permitted under ERISA, the Tax Equity and Fiscal Responsibility Act of 1982 and the Tax Reform Act of 1986.

ARTICLE  XIV
--------------------------------------------------------------------------------



                                ADP AND ACP TESTS

         14.1 Contribution Limitation Definitions. For purposes of this Article, the following terms are defined as follows:

               (a) Average Contribution Percentage or ACP means, separately, the average of the Calculated Percentage for Participants within the HCE Group and the NHCE Group, respectively, for a Plan Year.

               (b) Average Deferral Percentage or ADP means, separately, the average of the Calculated Percentage calculated for Participants within the HCE Group and the NHCE Group, respectively, for a Plan Year.

               (c) Calculated Percentage means the calculated percentage for a Participant. The calculated percentage refers to either the K-Contributions (including amounts distributed because they exceeded the Contribution Dollar Limit) with respect to Compensation which would have been received by the Participant in the Plan Year but for his or her Contribution Election, or M-Contributions allocated to the Participant's Account as of a date within the Plan Year, divided by his or her Compensation for such Plan Year.

               (d) M-Contributions shall include Matching Contributions (excluding Qualified Matching Contributions). In addition, M-Contributions may include Pre-Tax Contributions and Special Contributions treated as Matching Contributions, but only to the extent that (1) the Administrative Committee elects to use them; and (2) they meet the requirements of Code Section 401(m) to be regarded as Matching Contributions. M-Contributions shall not include Matching Contributions which become a Forfeiture because the Contribution to which it relates is in excess of the ADP Test, ACP Test or the Contribution Dollar Limit.

               (e) K-Contributions shall include Pre-Tax Contributions (excluding Pre-Tax Contributions treated as Matching Contributions), but shall exclude Limited Deferrals to this Plan made on behalf of any NHCE in excess of the Contribution Dollar Limit. In addition, Deferrals may include Qualified Matching Contributions and Special Contributions, but only to the extent that (1) the Administrative Committee elects to use them and (2) they meet the requirements of Code Section 401(k) to be regarded as elective contributions.

               (f) HCE Group and NHCE Group means, with respect to each Employer and its Commonly Controlled Entities, the respective group of HCEs and NHCEs who are eligible to have amounts contributed on their behalf for the Plan Year, including Employees who would be eligible but for their election not to participate or to contribute, or because their pay is greater than zero but does not exceed a stated minimum, but subject to the following:

                   (1) If the Related Plans are subject to the ADP or ACP Test, and are considered as one plan for purposes of Code Sections 401(a)(4) or 410(b) (other than 410(b)(2)), all such plans shall be aggregated and treated as one plan for purposes of meeting the ADP and ACP Tests provided that, for Plan Years beginning after December 31, 1989, plans may only be aggregated if they have the same Plan Year.

                   (2) If an HCE is covered by more than one cash or deferred arrangement maintained by the Related Plans, all such arrangements (other than arrangements in plans that are not required to be aggregated for this purpose under Treas. Reg. Sections 1.401(k)-1(g)(l)(ii)(B)) with respect to the Plan Years ending with or within the same calendar year shall be aggregated and treated as one arrangement for purposes of calculating the separate percentage for the HCE which is used in the determination of the Average
                        Percentage.

         14.2 ADP and ACP Tests. For each Plan Year, the ADP and ACP for the HCE Group must meet either the Basic or Alternative Limitation when compared to the respective ADP and ACP for the NHCE Group:

               (a) Basic Limitation. The ADP or ACP for the HCE Group may not exceed 1.25 times the ADP or ACP, respectively, for the NHCE Group.

               (b) Alternative Limitation. The ADP or ACP for the HCE Group is limited by reference to the ADP or ACP, respectively, for the NHCE Group as follows:

         If the NHCE Group             Then the Maximum HCE
         Percentage is   :             Group Percentage is:

         Less than 2%                  2 times ADP or ACP for the NHCE
                                       Group
         2% to 8%                      ADP or ACP for the NHCE Group plus
                                       2%
         More than 8%                  Basic Limitation applies

         14.3  Correction of ADP and ACP Tests.

               (a) Reduction of K-Contributions or M-Contributions. If the ADP or ACP are not met or will not be met, the Administrative Committee shall determine a maximum percentage to be used in place of the Calculated Percentage for each HCE that would reduce the ADP or ACP of the HCE Group by a sufficient amount to meet the ADP and ACP Tests.

               (b) ADP Correction. Pre-Tax Contributions (including amounts previously refunded because they exceeded the Contribution Dollar Limit) shall be refunded to the Participant by the end of the next Plan Year in an amount equal to the actual K-Contribution minus the product of the maximum percentage for that HCE and the HCE's Compensation. Matching Contributions with respect to such distributed Pre-Tax Contributions shall be forfeited (unless paid to the Participant due to an ACP Correction).

               (c) ACP Correction. Matching Contribution amounts in excess of the maximum percentage of an HCE's Compensation shall, by the end of the next Plan Year, be refunded to the Participant to the extent vested, and forfeited to the extent such amounts were not vested as of the end of the Plan Year being tested.

               (d) Investment Fund Sources. Once the amount of Pre-Tax and Matching Contributions to be refunded is determined, amounts shall then be taken by type of investment in direct proportion to the market value of the Participant's interest in each Investment Fund (which excludes Participant loans) as of the Trade Date as of which the correction is processed.

         14.4 Method of Calculation. The Applicable Named Fiduciary shall determine the maximum percentage for each HCE whose Calculated Percentage(s) is(are) the highest at any one time by reducing his or her Calculated Percentage in the following manner until the ADP and/or ACP Test is satisfied:

               (a) The Calculated Percentage for each HCE under a Related Plan shall be reduced to the extent permitted under such Related Plan.

               (b) If more reduction is needed, the Calculated Percentage of each HCE whose Calculated Percentage (stated in absolute terms) is the greatest shall be reduced by one-hundredth (1/100) of one percentage point.

               (c) If more reduction is needed, the Calculated Percentage of each HCE whose Calculated Percentage (stated in absolute terms) is the greatest (including the Calculated Percentage of any HCE whose Calculated Percentage was adjusted under Paragraph (b) shall be reduced by one-hundredth (1/100) of one percentage point.

               (d) If more reduction is needed, the procedures of Paragraph (c) shall be repeated.

         14.5 Multiple Use Test. If the Average Contribution Percentage and the Average Deferral Percentage for the HCE Group exceeds the Basic Limitation in both the ADP or the ACP Tests (after correction of the ADP and ACP Test), the ADP and ACP (as corrected) for the HCE Group must also comply with the requirements of Code Section 401(m)(9), which as of the Effective Date require that the sum of these two percentages (as determined after any corrections needed to meet the ADP or ACP Tests have been made) must not exceed the greater of:

               (a)  the sum of

                    (1) the larger of the ADP or ACP for the NHCE Group times 1.25; and

                    (2) the smaller of the ADP or ACP for the NHCE Group, times two (2) if the NHCE Average Percentage is less than two percent (2%), or plus two percent (2%) if it is two percent (2%) or more; or

               (b)  the sum of

                    (1) the lesser of the ADP or ACP for the NHCE Group times 1.25; and

                    (2) the greater of the ADP or ACP for the NHCE Group, times two (2) if the NHCE Average Percentage is less than two percent (2%), or plus two percent (2%) if it is two percent (2%) or more.

         If the multiple use limit is exceeded, the Administrative Committee shall determine a maximum ADP or ACP for the HCE Group and shall reduce the ADP or ACP for each HCE in the same manner as would be used to correct to ADP or ACP.

         14.6 Adjustment for Investment Gain or Loss. The net investment gain or loss associated with the K-Contributions and/or M-Contributions to be distributed shall be distributed or charged against a distribution within two and one-half (2 1/2) months but no later than twelve (12) months following the close of the applicable Plan Year. Such gain or loss is calculated as follows:

                                G
                        E x -------- x (1 + (10% x M))
                             (AB-G)



where:

         E   =       the total excess Deferrals or Contributions,

         G   =       the net gain or loss for the Plan Year from all of an HCE's affected Accounts,

        AB   =       the total value of an HCE's affected Accounts, determined
                     as of the end of the Plan Year being corrected,

         M   =       the number of full months from the Plan Year end to the
                     date excess amounts are paid, plus one for the month during which payment is to be made if payment will occur after the fifteenth (15th) of the month.


         14.7 Required Records. The Applicable Named Fiduciary shall maintain records which are sufficient to demonstrate that the ADP, ACP and Multiple Use Test has been met for each Plan Year for at least as long as the Employer's corresponding tax year is open to audit.

         14.8 Incorporation by Reference. The provisions of this Section are intended to satisfy the requirements of Code Sections 401(k)(3), (m)(2), (m)(9) and Treas. Reg. Sections 1.401(k)-1(b), 1.401(m)-1(b) and 1.401(m)-2 and, to the extent not otherwise stated in this Section, those Code Sections and Treasury Regulations are incorporated herein by reference.

         14.9 Collectively Bargained Employees. The provisions of this Article shall apply separately to Participants who are collectively bargained employees within the meaning of Treas. Reg. Sections 1.410(b)-6(d)(2) and for Participants who are not collectively bargained employees.

         14.10 QSLOB. The Administrative Committee in its sole discretion may apply the provisions of this Article separately with respect to each qualified separate line of business, as defined in Section 414(r) of the Code.

ARTICLE  XV
--------------------------------------------------------------------------------



                             CUSTODIAL ARRANGEMENTS

         15.1 Custodial Agreement. The Administrative Committee may enter into one or more Custodial Agreements to provide for the holding, investment and payment of Plan assets, or direct by execution of an insurance contract that all or a specified portion of the Plan's assets be held, invested and paid under such a contract. All Custodial Agreements, as from time to time amended, shall continue in force and shall be deemed to form a part of the Plan. Subject to the requirements of the Code and ERISA, the Administrative Committee may cause assets of the Plan which are securities to be held in the name of a nominee or in street name provided such securities are held on behalf of the Plan by:

               (a) a bank or trust company that is subject to supervision by the United States or a State, or a nominee of such bank or trust company;

               (b) a broker or dealer registered under the Securities Exchange Act of 1934, or a nominee of such broker or dealer; or

               (c) a "clearing agency" as defined in Section 3(a)(23) of the Securities Exchange Act of 1934, or its nominee.

         15.2 Selection of Custodian. The Administrative Committee shall select, remove or replace the Custodian in accordance with the Custodial Agreement. The subsequent resignation or removal of a Custodian and the approval of its accounts shall all be accomplished in the manner provided in the Custodial Agreement.

         15.3 Custodian's Duties. Except as provided in ERISA, the powers, duties and responsibilities of the Custodian shall be as stated in the Custodial Agreement, and unless expressly stated or delegated to the Custodian (with the Custodian's acceptance), nothing contained in this Plan shall be deemed by implication to impose any additional powers, duties or responsibilities upon the Custodian. All Employer Contributions and Rollover Contributions shall be paid into the Trust, and all benefits payable under the Plan shall be paid from the Trust, except to the extent such amounts are paid to a Custodian other than the Trustee. An Employer shall have no rights or claims of any nature in or to the assets of the Plan except the right to require the Custodian to hold, use, apply and pay such assets in its hands, in accordance with the directions of the Administrative Committee, for the exclusive benefit of the Participants and their Beneficiaries, except as hereinafter provided.

         15.4 Separate Entity. The Custodial Agreement under this Plan from its inception shall be a separate entity aside and apart from Employers or their assets, and the corpus and income thereof shall in no event and in no manner whatsoever be subject to the rights or claims of any creditor of any Employer.

         15.5 Plan Asset Valuation. As of each Valuation Date, the Fair Market Value of the Plan's assets held or posted to an Investment Fund shall be determined by the Administrative Committee or the Custodian, as appropriate.

         15.6 Right of Employers to Plan Assets. The Employers shall have no right or claim of any nature in or to the assets of the Plan except the right to require the Custodian to hold, use, apply, and pay such assets in its possession in accordance with the Plan for the exclusive benefit of the Participants or their Beneficiaries and for defraying the reasonable expenses of administering the Plan; provided, that:

               (a) if the Plan receives an adverse determination with respect to its initial qualification under Sections 401(a), 401(k) and 401(m) of the Code, Contributions conditioned upon the qualification of the Plan shall be returned to the appropriate Employer within one (1) year of such denial of qualification; provided, that the application for determination of initial qualification is made by the time prescribed by law for filing the respective Employer's return for the taxable year in which the Plan is adopted, or by such later date as is prescribed by the Secretary of the Treasury under Section 403(c)(2)(B) of ERISA;

               (b) if, and to the extent that, deduction for a Contribution under Section 404 of the Code is disallowed, Contributions conditioned upon deductibility shall be returned to the appropriate Employer within one (1) year after the disallowance of the deduction;

               (c) if, and to the extent that, a Contribution is made through mistake of fact, such Contribution shall be returned to the appropriate Employer within one year of the payment of the Contribution; and

               (d) any amounts held suspended pursuant to the limitations of Code Section 415 shall be returned to the Employers upon termination of the Plan.

         All Contributions made hereunder are conditioned upon the Plan being qualified under Sections 401(a) or 401(k) and 401(m) of the Code and a deduction being allowed for such contributions under Section 404 of the Code. Pre-Tax Contributions returned to an Employer pursuant to this Section shall be paid to the Participant for whom contributed as soon as administratively convenient. If these provisions result in the return of Contributions after such amounts have been allocated to Accounts, such Accounts shall be reduced by the amount of the allocation attributable to such amount, adjusted for any losses or expenses.

ARTICLE XVI
--------------------------------------------------------------------------------



               ADMINISTRATION AND INVESTMENT MANAGEMENT

         16.1 General. The Company, through the authority vested in the Board of Directors, has established, by separate documentation, the Administrative Committee, and has enabled such committee to have the power and authority to act, to the extent delegated to each such committee, on behalf of the Company (and therefore all Employers), with respect to matters which relate to the Plan and Trust, but not on behalf of the Plan and Trust. Furthermore, the Company has adopted the Plan and Trust, thereby:

               (a) establishing a separate Administrative Committee to have the power and authority to act, to the extent provided in the Plan or Trust, on behalf of the Plan or Trust, but not on behalf of the Company; and

               (b) enabling the Administrative Committee to have the power and authority to act, to the extent provided in and the manner provided in the Plan or Trust, on behalf of the Company, but not on behalf of the Plan or Trust.

         16.2 Administrative Committee Acting as Employer. The Administrative Committee has such authority and control as shall be granted to it, from time to time, to act on behalf of the Company, including but not limited to the power to:

               (a) amend or terminate the Plan in part or completely;

               (b) designate which employee groups are eligible to participate in the Plan;

               (c) select, monitor and remove, as necessary, consultants, actuaries, underwriters, insurance companies, third party administrators, or other service providers, and to appoint and remove any such person as an Applicable Named Fiduciary, and determine and delegate to them their duties and responsibilities, either directly or by the adoption of Plan provisions which specify such duties and responsibilities (the provisions of the Plan documents will control in the case of a conflict);

               (d) appoint and consult with legal counsel, independent consulting or evaluation firms, accountants, actuaries, or other advisors, as necessary, to perform its functions;

               (e) determine what expenses, if any, related to the operation and administration of the Plan and the investment of Plan assets, may be paid from Plan assets, subject to applicable law;

               (f) recommend to the Board of Directors all Plan changes requiring his or her approval;

               (g) report to the Board of Directors any Plan matters of significance to the Company;

               (h) review with the Board of Directors any proposals which would be submitted to the Board of Directors;

               (i) establish such policies and make such other delegations or designations necessary or incidental to the Company's sponsorship of the Plan; and

               (j) take any other actions necessary or incidental to the performance of the above-stated powers and duties.

               (k) adopt, amend or terminate, in part or completely, a Trust document, provided such action is consistent with the Plan for which the Trust is established;

               (l) appoint and consult with legal counsel, investment advisors, independent consulting or evaluation firms, accountants, actuaries, or other advisors, as necessary, to perform its functions;

               (m) determine the funding of Plan benefits and related matters;

               (n) report to the Board of Directors any Plan funding or investment policies of significance to the Company;

               (o) review with the Board of Directors any proposals which would be submitted to the Board of Directors;

               (p) establish such policies and make such other delegations or designations necessary or incidental to the Company's sponsorship of the Plan;

               (q) select, monitor and remove, as necessary, consultants, actuaries, underwriters, insurance companies, third party administrators, or other service providers, and to appoint and remove any such person as an Applicable Named Fiduciary, and determine and delegate to them their duties and responsibilities, either directly or by the adoption of Plan provisions which specify such duties and responsibilities (the provisions of the Plan documents will control in the case of a conflict); and

               (r) take any other actions necessary or incidental to the performance of the above-stated powers and duties.

         16.3  Administrative Committee as Applicable Named Fiduciary for Plan.

               (a) The Administrative Committee, acting on behalf of the Plan or Trust and subject to subparagraph (b) hereof, shall be an Applicable Named Fiduciary with respect to the authority to manage and control the administration and operation of the Plan, including without limitation, the management and control with respect to the operation and administration of the Plan contained in an agreement with an Applicable Named Fiduciary but only to the extent it has been specifically designated in such agreement as being the responsibility of the Administrative Committee, an Employer, the Company, or any employee, member or delegate of any of them.

               (b) The Administrative Committee shall not be an Applicable Named Fiduciary whenever it acts on behalf of the Company and, notwithstanding any other term or provision of the Plan, Trust, or an agreement with an Applicable Named Fiduciary, the Administrative Committee shall cease to be an Applicable Named Fiduciary with respect to some specified portion of the operation and administration of the Plan or Trust, to the extent that an Applicable Named Fiduciary is designated pursuant to the procedure in the Plan or Trust to severally have authority to manage and control such portion of the operation and administration of the Plan or Trust.

         16.4  Administrative Committee as Applicable Named Fiduciary for Trust.

               The Administrative Committee, acting on behalf of the Trust and subject to subparagraph (b) hereof, shall be an Applicable Named Fiduciary with respect to its authority to manage and control the Trust or the Trust's assets, but only to the extent not inconsistent with the Trust, including without limitation, the following:

               (a) to appoint and remove the Trustee;

               (b) to selectively direct the Trustee as to the investment and reinvestment of the assets of the Trust Fund;

               (c) to appoint an Investment Manager, by written notice in writing to the Trustee, to manage, acquire or dispose of that portion of the Trust Fund which is assigned to it by the Administrative Committee;

               (d) to direct the Trustee, by notice in writing to the Trustee, to enter into an agreement with an Investment Manager; and

               (e) to require that the Trustee is subject to the direction of the Administrative Committee with respect to a portion of the Trust Fund;

               (f) to appoint any other person or entity which handles Trust assets, including insurance companies and custodians; and

               (g) establish written investment policies as to the Trust and ensure compliance with such policies and applicable law, including monitoring the diversification of investments and avoidance of prohibited transactions, as well as monitoring investment performance.

         16.5 Administrative Committee Membership. The Administrative Committee shall consist of not less than 3 persons, who shall be appointed by the Board of Directors. Members shall remain in office at the will of the Board of Directors and the Board of Directors may from time to time remove any of said members with or without cause and shall appoint their successors.

         16.6 Administrative Committee Structure. Any individual may be a member of the Administrative Committee. Any member may resign by delivering his or her written resignation to the Board of Directors, and such resignation shall become effective upon the date specified therein. A member who is an Employee shall automatically cease to be a member upon his or her Termination of Employment. In the event of a vacancy in membership, the remaining members shall constitute the Administrative Committee with full power to act until said vacancy is filled.

         16.7 Administrative Committee Actions. The Administrative Committee may act, whether as an Applicable Named Fiduciary on behalf of the Plan or on behalf of the Company, as follows:

               (a) The members may act at a meeting (including a meeting at different locations by telephone conference) or in writing without a meeting (through the use of a single document or concurrent document).

               (b) Any member by writing may delegate any or all of his or her rights, powers, duties and discretions to any other member with the consent of such other member.

               (c) The Administrative Committee shall act by majority decision, which action shall be effective as if such action had been taken by all members; provided that by majority action one or more members or other persons may be authorized to act with respect to particular matters on behalf of all members.

               (d) Subject to applicable law, no member shall be liable for an act or omission of the other members of the same committee in which the former had not concurred.

               (e) Any action by the Administrative Committee on behalf of this Plan or Trust involving its authority to manage and control the operation and administration of the Plan or Trust or the Plan's assets shall be treated as an action of an Applicable Named Fiduciary under this Plan.

               (f) Where reference is made in this Plan or Trust (or where the Administrative Committee designates in writing) that its action is on behalf of the Company, such committee shall be acting only on behalf of the Company and not as an Applicable Named Fiduciary.

               (g) Except as provided in Section 16.24, the Administrative Committee may, in writing delivered to the Trustee, empower a representative to act on its behalf and such person shall have the authority to act within the scope of such empowerment to the full extent the Administrative Committee could have acted.

         16.8 Procedures for Designation of an Applicable Named Fiduciary. The Administrative Committee, acting on behalf of the Company, may from time to time, designate a person to be an Applicable Named Fiduciary with respect to some portion of the authority it may have with respect to management and control of the operation and administration of the Plan or the management and control of the Plan's assets. Such designation shall specify the person designated by name and either (a) specify the management and control authority with respect to which the person will be an Applicable Named Fiduciary; or (b) incorporate by reference an agreement with such Applicable Named Fiduciary to provide services to or on behalf of the Plan or Trust and use such agreement as a means for specifying the management and control authority with respect to which such person will be an Applicable Named Fiduciary. No person who is designated as an Applicable Named Fiduciary hereunder must consent to such designation nor shall it be necessary for the Administrative Committee to seek such person's acquiescence. The authority to manage and control, which any person who is designated to be an Applicable Named Fiduciary hereunder may have, shall be several and not joint with the Administrative Committee, whichever is applicable, and shall result in the Administrative Committee no longer being an Applicable Named Fiduciary with respect to, nor having any longer, such authority to manage and control. On and after the designation of a person as an Applicable Named Fiduciary, the Employer, the Administrative Committee, and any other Applicable Named Fiduciary with respect to the Plan or Trust, shall have no liability for the acts (or failure to act) of any such Applicable Named Fiduciary except to the extent of its co-fiduciary duty under ERISA.

         16.9 Compensation. The members of Administrative Committee, acting on behalf of the Plan or Trust, shall serve without compensation for their services as such.

         16.10 Discretionary Authority of each Applicable Named Fiduciary. Each Applicable Named Fiduciary on behalf of the Plan and Trust will enforce the Plan and Trust in accordance with their terms. Each Applicable Named Fiduciary shall have full and complete authority, responsibility and control (unless an allocation has been made to another Applicable Named Fiduciary in which case such Applicable Named Fiduciary shall have such authority, responsibility and control) over that portion of the management, administration, and operation of the Plan or Trust allocated to such Applicable Named Fiduciary, including, but not limited to, the authority and discretion to:

               (a) Formulate, adopt, issue and apply procedures and rules and change, alter or amend such procedures and rules in accordance with law and as may be consistent with the terms of the Plan or Trust;

               (b) Specify the basis upon which payments are to be made under the Plan and, as the final appeals fiduciary under ERISA Section 503, to make a final determination, based upon the information known to the Applicable Named Fiduciary within the scope of its authority and control as an Applicable Named Fiduciary, based upon determinations made and such other information made available from an Employer plus such final determinations made by each other Applicable Named Fiduciary within the scope of its authority and control, as are determined to be relevant to the final appeals fiduciary;

               (c) Exercise such discretion as may be required to construe and apply the provisions of the Plan or Trust, subject only to the terms and conditions of the Plan or Trust; and

               (d) Take all necessary and proper acts as are required for such Applicable Named Fiduciary to fulfill its duties and obligations under the Plan or Trust.

         16.11 Responsibility and Powers of the Administrative Committee Regarding Administration of the Plan. The Administrative Committee shall have full and complete authority, responsibility and control (unless an allocation has been made to another Applicable Named Fiduciary in which case such Applicable Named Fiduciary shall have such authority, responsibility and control only if specifically provided) over that portion of the management, administration, and operation of the Plan or Trust allocated to the Administrative Committee and the power to act on behalf of the Plan or Trust, including, but not limited to, the authority and discretion:

               (a) to execute contracts on behalf of the Plan or Trust;

               (b) to appoint and compensate such specialists (including attorneys, actuaries and accountants) to aid it in the administration of the Plan, and arrange for such other services, as the Administrative Committee considers necessary or appropriate in carrying out the provisions of the Plan;

               (c) to appoint and compensate an independent outside accountant to conduct such audits of the financial statements of the Trust as the Administrative Committee considers necessary or appropriate;

               (d) to settle or compromise any litigation against the Plan or a Fiduciary with respect to which the Plan has an indemnity obligation;

               (e) to appoint the Plan Administrator to act within the duties and responsibilities set forth in Section 16.22;

               (f) to create a legal remedy to the Plan with respect to a Participant or Beneficiary, or to a Participant or Beneficiary, for any loss incurred (whether restitution or opportunity losses) by the Plan on behalf of such Participant or Beneficiary, or by such Participant or Beneficiary, due to a breach of fiduciary duty to the Plan by an Applicable Named Fiduciary or other error (whether negligent or willful) which the Administrative Committee determines is a substantial contributing factor to such loss (or a portion of such loss); and

               (g) to take all necessary and proper acts as are required for the Administrative Committee to fulfill its duties and obligations under the Plan or Trust.

         16.12 Allocations and Delegations of Responsibility.

               (a) Delegations. Each Applicable Named Fiduciary may designate persons (other than an Applicable Named Fiduciary) to carry out fiduciary responsibilities (other than trustee responsibilities as described in Section 405(c)(3) of ERISA) it may have with respect to the Plan or Trust and make a change of delegated responsibilities. Such delegation shall specify the delegated person by name and either (a) specify the discretionary authority with respect to which the person will be a fiduciary; or (b) incorporate by reference an agreement with such Applicable Named Fiduciary to provide services to the Plan or Trust on behalf of the delegating Applicable Named Fiduciary as a means of specifying the discretionary authority with respect to which such person will be a fiduciary. No person (other than an investment manager (as defined in Section 3(38) of ERISA) to whom fiduciary responsibility has been delegated must consent to being a fiduciary nor shall it be necessary for the Applicable Named Fiduciary to seek such person's acquiescence; however, where such person has not contractually accepted the responsibility delegated, he or she must be given notification of the services to be performed and, in either case, will be deemed to have accepted such fiduciary responsibility if he or she performs the services described for thirty (30) days or more without specific objection thereto. The discretionary authority any person who is delegated fiduciary responsibilities hereunder may have shall be several and not joint with the Applicable Named Fiduciary delegating and each other Named Fiduciaries. A delegation of fiduciary responsibility to a person which is not implemented in the manner set forth herein shall not be void; however, whether the delegating Applicable Named Fiduciary shall have joint liability for acts of such person shall be determined by applicable law.

               (b) Allocations. The Administrative Committee, acting on behalf of the Company, may allocate fiduciary responsibilities (other than trustee responsibilities described in Section 405(c)(3) of ERISA) among Named Fiduciaries when it designates an Applicable Named Fiduciary in the manner described in Section 16.8, or may reallocate fiduciary responsibilities among existing Named Fiduciaries by action of such Administrative Committee in accordance with Sections 16.7 and 16.8; provided each such Applicable Named

         Fiduciary is given notice of the services, management and control authority allocated to it either by way of an amendment to the Plan, Trust or a contract with such person, or by way of correspondence from the Administrative Committee. Each Applicable Named Fiduciary, by signing its contract or by accepting such amendment or correspondence and rendering the services requested without objection for thirty (30) days, shall be conclusively bound to have assumed such fiduciary responsibility as an Applicable Named Fiduciary. An allocation of fiduciary responsibility to a person which is not implemented in the manner set forth herein shall not be void, however, such person may not be an Applicable Named Fiduciary with respect to the Plan and Trust.

               (c) Limit on Liability. Fiduciary duties and responsibilities which have been allocated or delegated pursuant to the terms of the Plan or the Trust, are intended to limit the liability of the Company, the Administrative Committee, and each Applicable Named Fiduciary, as appropriate, in accordance with the provisions of Section 405(c) of ERISA.

         16.13 Administrative Committee Bonding. The members of the Administrative Committee, acting on behalf of the Plan and Trust, shall serve without bond (except as otherwise required by Federal law).

         16.14 Information to be Supplied by Employer. Each Employer shall supply to the Administrative Committee, acting on behalf of the Plan and Trust, or a designated Applicable Named Fiduciary, within a reasonable time of its request, the names of all Employees, their age, their date of hire, the names and dates of all Employees who incurred a Termination of Employment during the Plan Year, and such other information in the Employer's possession as the Administrative Committee shall from time to time need in the discharge of its duties. The Administrative Committee and each Applicable Named Fiduciary may rely conclusively on the information certified to it by an Employer.

         16.15 Information to be Supplied by Applicable Named Fiduciary. Whenever a term, definition, standard, protocol or other, basis for determining whether an Accrued Benefit exists or whether an Accrued Benefit will be paid under the terms of the Plan, or which has been incorporated by reference into this Plan, the Applicable Named Fiduciary who has the authority to manage and control the administration and operation of the Plan with respect to all or any basis specified for the payment of such Accrued Benefit (including the authority to establish or amend such term, definition, standard protocol or other basis) shall provide a copy thereof either (1) to the Administrative Committee, upon its request, (2) to a Participant or Beneficiary but only to the extent required by law, or (3) to the extent required in any proceeding involving the Plan or any Applicable Named Fiduciary with respect to the Plan.

         16.16 Misrepresentations. The Administrative Committee, acting on behalf of the Plan and Trust, may, but shall not be required to, rely upon any certificate, statement or other representation made to it by an Employee, Participant, other Applicable Named Fiduciary, or other individual with respect to any fact regarding any of the provisions of the Plan. Any such certificate, statement or other representation shall be conclusively binding upon such Employee, Participant, other Applicable Named Fiduciary, or other individual or personal representative thereof, heir, or assignee (but not upon the Administrative Committee), and any such person shall thereafter be estopped from disputing the truth of any such certificate, statement or other representation.

         16.17 Records. The regularly kept records of the designated Applicable Named Fiduciary (or, where applicable, the Trustee) and any Employer shall be conclusive evidence of a person's age, his or her status as an Eligible Employee, and all other matters contained therein applicable to this Plan.

         16.18 Plan Expenses. All expenses of the Plan which have been approved by the Administrative Committee, acting on behalf of the Plan and Trust, shall be paid by the Trust except to the extent paid by the Employers; and if paid by the Employers, such Employers may, if authorized by the Administrative Committee acting on behalf of the Company, seek reimbursement of such expenses from the Trust and the Trust shall reimburse the Employers. If borne by the Employers, expenses of administering the Plan shall be borne by the Employers in such proportions as the Administrative Committee, acting on behalf of the Company, shall determine.

         16.19 Fiduciary Capacity. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

         16.20 Employer's Agent. The Administrative Committee shall act as agent for the Company when acting on behalf of the Company and the Company shall act as agent for each Employer.

         16.21 Plan Administrator. The Plan Administrator (within the meaning of
Section 3(16)(A)) shall be appointed by the Administrative Committee, acting on behalf of the Company, and may (but need not) be a member of the Administrative Committee; and in the absence of such appointment, the Administrative Committee, acting on behalf of the Plan and Trust, shall be the Plan Administrator.

         16.22 Plan Administrator Duties and Power. The Plan Administrator will have full and complete authority, responsibility and control over the management, administration and operation of the Plan with respect to the following:

               (a) satisfy all reporting and disclosure requirements applicable to the Plan, Trust or Plan Administrator under ERISA, the Code or other applicable law;

               (b) provide and deliver all written forms used by Participants and Beneficiaries, give notices required by law, and seek a favorable determination letter for the Plan and Trust;

               (c) withhold any amounts required by the Code to be withheld at the source and to transmit funds withheld and any and all necessary reports with respect to such withholding to the Internal Revenue Service;

               (d) respond to a QDRO;

               (e) make available for inspection and to provide upon request at such charge as may be permitted and determined by it, documents and instruments required to be disclosed by ERISA;

               (f) take such actions as are necessary to establish and maintain in full and timely compliance with any law or regulation having pertinence to this Plan;

               (g) whatever responsibilities are delegated to the Plan Administrator by the Administrative Committee; and

               (h) interpret and construe the provisions of the Plan, to make regulations and settle disputes described above which are not inconsistent with the terms thereof.

         16.23 Applicable Named Fiduciary Decisions Final. The decision of the Administrative Committee or an Applicable Named Fiduciary in matters within its jurisdiction shall be final, binding, and conclusive upon the Employers and the Trustee and upon each Employee, Participant, Spouse, Beneficiary, and every other person or party interested or concerned.

         16.24 No Agency. Each Applicable Named Fiduciary shall perform (or fail to perform) its responsibilities and duties or discretionary authority with respect to the Plan and Trust as an independent contractor and not as an agent of the Company, any Employer, or the Administrative Committee. No agency is intended to be created nor is the Administrative Committee empowered to create an agency relationship with an Applicable Named Fiduciary.

ARTICLE  XVII
--------------------------------------------------------------------------------



                                CLAIMS PROCEDURE

         17.1 Initial Claim for Benefits. Each person entitled to benefits under this Plan (a "Claimant") must sign and submit his or her claim for benefits to the Applicable Named Fiduciary or its agent in writing in such form as is provided or approved by such Applicable Named Fiduciary. A Claimant shall have no right to seek review of a denial of benefits, or to bring any action in any court to enforce a claim for benefits prior to his or her filing a claim for benefits and exhausting his or her rights under this Section. When a claim for benefits has been filed properly, such claim for benefits shall be evaluated and the Claimant shall be notified by the Applicable Named Fiduciary or agent of its approval or denial within ninety (90) days after the receipt of such claim unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant by the Applicable Named Fiduciary or agent prior to the termination of the initial ninety (90) day period which shall specify the special circumstances requiring an extension and the date by which a final decision will be reached (which date shall not be later than one hundred eighty (180) days after the date on which the claim was filed). A Claimant shall be given a written notice in which the Claimant shall be advised as to whether the claim is granted or denied, in whole or in part. If a claim is denied, in whole or in part, the Claimant shall be given written notice which shall contain (1) the specific reasons for the denial, (2) references to pertinent Plan provisions upon which the denial is based, (3) a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary, and
(4) the Claimant's rights to seek review of the denial.

         17.2 Review of Claim Denial. If a claim is denied, in whole or in part (or if within the time periods prescribed for in the initial claim, the Applicable Named Fiduciary or agent has not furnished the Claimant with a denial and the claim is therefore deemed denied), the Claimant shall have the right to request that the Administrative Committee review the denial, provided that the Claimant files a written request for review with the Administrative Committee within sixty (60) days after the date on which the Claimant received written notification of the denial. A Claimant (or his or her duly authorized representative) may review pertinent documents and submit issues and comments in writing to the Administrative Committee. Within sixty (60) days after a request for review is received, the review shall be made and the Claimant shall be advised in writing by the Administrative Committee of the decision on review, unless special circumstances require an extension of time for processing the review, in which case the Claimant shall be given a written notification by the Administrative Committee within such initial sixty (60) day period specifying the reasons for the extension and when such review shall be completed (provided that such review shall be completed within one hundred and twenty (120) days after the date on which the request for review was filed). The decision on review shall be forwarded to the

Claimant by the Administrative Committee in writing and shall include specific reasons for the decision and references to Plan provisions upon which the decision is based. A decision on review shall be final and binding on all persons for all purposes. If a Claimant shall fail to file a request for review in accordance with the procedures described in this Section, such Claimant shall have no right to review and shall have no right to bring action in any court and the denial of the claim shall become final and binding on all persons for all purposes.

ARTICLE XVIII
--------------------------------------------------------------------------------



                        ADOPTION AND WITHDRAWAL FROM PLAN

         18.1 Procedure for Adoption. Any Commonly Controlled Entity or affiliate of the Company may by resolution of such Commonly Controlled Entity's board of directors adopt the Plan for the benefit of its employees as of the date specified in the board resolution. No such adoption shall be effective until such adoption has been approved by the Administrative Committee.

         18.2 Procedure for Withdrawal. Any Employer (other than the Company) may, by resolution of the board of directors of such Employer, with the consent of the Administrative Committee and subject to such conditions as may be imposed by the Administrative Committee, terminate its adoption of the Plan. Notwithstanding the foregoing, an Employer will be deemed to have terminated its adoption of the Plan when it ceases to be a Commonly Controlled Entity. With respect to any Participant whose Employer is deemed to have withdrawn from the Plan because it ceases to be a Commonly Controlled Entity, such Participant's Account shall be fully vested as of the date of such withdrawal, provided there is no successor plan or trust to which the balance of such Participant's Accounts may be transferred.

ARTICLE XIX
--------------------------------------------------------------------------------



                        AMENDMENT, TERMINATION AND MERGER

         19.1  Amendments.

               (a) Power to Amend. The Company, by resolution of the Board of Directors on behalf of all Employers, or the Administrative Committee as provided in Subsection (c) below, may amend, modify, change, revise or discontinue this Plan by amendment at any time; provided, however, that no amendment shall:

                   (1) increase the duties or liabilities of the Custodian or the Administrative Committee without its written consent;

                   (2) have the effect of vesting in any Employer any interest in any funds, securities or other property, subject to the terms of this Plan and the Custodial Agreement;

                   (3) authorize or permit at any time any part of the corpus or income of the Plan's assets to be used or diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries;

                   (4) except to the extent permissible under ERISA and the Code, make it possible for any portion of the Trust assets to revert to an Employer to be used for, or diverted to, any purpose other than for the exclusive benefit of Participants and Beneficiaries entitled to Plan benefits and to defray reasonable expenses of administering the Plan;

                   (5) amend the provisions of this Plan which either (1) state the amount and price of Company Stock to be awarded to designated officers or categories of officers and, specifically, the timing of such awards, or (2) set forth a formula that determines the amount, price and timing of such awards, shall not be amended more than once every six (6) months, other than to comport with changes in the Code, ERISA or the rules thereunder;

                   (6) permit an Employee to be paid the balance of his or her Pre-Tax Account unless the payment would otherwise be permitted under Code Section 401(k); and

                   (7) have any retroactive effect as to deprive any such person of any benefit already accrued, except that no amendment made in order to conform the Plan as a plan described in Section 401(a) of the Code of which amendments are permitted by the Code or are required or permitted by any other statute relating to employees' trusts, or any official regulations or ruling issued pursuant thereto, shall be considered prejudicial to the rights of any such person.

               (b) Restriction on Amendment. No amendment to the Plan shall deprive a Participant of his or her nonforfeitable rights to benefits accrued to the date of the amendment. Further, if the vesting schedule of the Plan is amended, each Participant with at least three (3) years of Vesting Service with the Employer may elect, within a reasonable period after the adoption of the amendment, to have his or her nonforfeitable percentage computed under the Plan without regard to such amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the latest of:

                   (1)    sixty (60) days after the amendment is adopted;

                   (2)    sixty (60) days after the amendment becomes effective;
                          or

                   (3) sixty (60) days after the Participant is issued written notice of the amendment by the Employer or the Administrative Committee.

         The preceding language concerning an amendment to the Plan's vesting schedule shall also apply when a Plan with a different vesting schedule is merged into this Plan. In addition to the foregoing, the Plan shall not be amended so as to eliminate an optional form of payment of an Accrued Benefit attributable to employment prior to the date of the amendment. The foregoing limitations do not apply to benefit accrual occurring after the date of the amendment.

               (c) The Administrative Committee. The Administrative Committee may amend, modify, change or revise the Plan by amendment if such amendment could have been adopted under this Section and it does not cause a change in the level or type of contributions to be made to the Plan or otherwise materially increase the duties and obligations of any or all Employers with respect to the Plans.

         19.2 Plan Termination. It is the expectation of the Company that it will continue the Plan and the payment of Contributions hereunder indefinitely, but the continuation of the Plan and the payment of Contributions hereunder is not assumed as a contractual obligation of the Company or any other Employer. The right is reserved by the Company to terminate the Plan at any time, and the right is reserved by the Company and any other Employer at any time to reduce, suspend or discontinue its Contributions hereunder, provided, however, that the Contributions for any Plan Year accrued or determined prior to the end of said year shall not after the end of said year be retroactively reduced, suspended or discontinued except as may be permitted by law. Upon termination of the Plan or complete discontinuance of Contributions hereunder (other than for the reason that the Employer has had no net profits or accumulated net profits), each Participant's Accrued Benefit shall be fully vested. Upon termination of the Plan or a complete discontinuance of Contributions, unclaimed amounts shall be applied as Forfeitures and any unallocated amounts shall be allocated to Participants who are Eligible Employees as of the date of such termination or discontinuance on the basis of Compensation for the Plan Year (or short Plan
Year). Upon a partial termination of the Plan, the Accrued Benefit of each affected Participant shall be fully vested. In the event of termination of the Plan, the Administrative Committee shall direct the Custodian to distribute to each Participant the entire amount of his or her Accrued Benefit as soon as administratively possible, but not earlier than would be permitted in order to retain the Plan's qualified status under Sections 401(a), (k) and (m) of the Code, as if all Participants who are Employees had incurred a Termination of Employment on the Plan's termination date. Should a Participant or a Beneficiary) not elect immediate payment of a nonforfeitable Accrued Benefit in excess of three thousand five hundred dollars ($3,500), the Administrative Committee shall direct the Custodian to continue the Plan and Custodial Agreement for the sole purpose of paying to such Participant his or her Accrued Benefit or death benefit, respectively, unless in the opinion of the Administrative Committee, to make immediate single sum payments to such Participant or Beneficiary would not adversely affect the tax qualified status of the Plan upon termination and would not impose additional liability upon any Employer or the Custodian.

         19.3 Plan Merger. The Plan shall not merge or consolidate with, or transfer any assets or liabilities to any other plan, unless each person entitled to benefits would receive a benefit immediately after the merger, consolidation or transfer (if the Plan were then terminated) which is equal to or greater than the benefit he or she would have been entitled to immediately before the merger, consolidation or transfer (if the Plan were then terminated). The Administrative Committee shall amend or take such other action as is necessary to amend the Plan in order to satisfy the requirements applicable to any merger, consolidation or transfer of assets and liabilities.

ARTICLE XX
--------------------------------------------------------------------------------



                             SPECIAL TOP-HEAVY RULES

         20.1 Application. Notwithstanding any provisions of this Plan to the contrary, the provisions of this Article shall apply and be effective for any Plan Year for which the Plan shall be determined to be a "Top-Heavy Plan" as provided and defined herein.

         20.2 Special Terms. For purposes of this Article, the following terms shall have the following meanings:

               (a) "Aggregate Benefit" means the sum of:

                   (1) the present value of the accrued benefit issued X and all defined benefit plans in the Aggregation Group determined on each plan's individual Determination Date as if there were a termination of employment on the most recent date the plan is valued by an actuary for purposes of computing plan costs under Section 412 of the Code within the twelve (12) month period ending on the Determination Date of each such plan, but with respect to the first plan year of any such plan determined by taking into account the estimated accrued benefit as of the Determination Date; provided
                          (A) the method of accrual used for the purpose of this Paragraph (1) shall be the same as that used under all plans maintained by all Employers and Commonly Controlled Entities if a single method is used by all stock plans or, otherwise, the slowest accrual method permitted under Section 411(b)(1)(C) of the Code, and
                          (B) the actuarial assumptions to be applied for purposes of this Paragraph (1) shall be the same assumptions as those applied for purposes of determining the actuarial equivalents of optional benefits under the particular plan, except that the interest rate assumption shall be five percent (5%);

                   (2) the present value of the accrued benefit (i.e., account balances) under each and all defined contribution plans in the Aggregation Group, valued as of the valuation date coinciding with or immediately preceding the Determination Date of each such plan, including (A) contributions made after the valuation date but on or prior to the Determination Date, (B) with respect to the first plan year of any plan, any contribution made subsequent to the Determination Date but allocable as of any date in the first plan year, or (C) with respect to any defined contribution plan subject to Section 412 of the Code, any contribution made after the Determination Date that is allocable as of a date on or prior to the Determination Date; and

                   (3) the sum of each and all amounts distributed (other than a rollover or plan-to-plan transfer) from any Aggregation Group Plan, plus a rollover or plan-to-plan transfer initiated by the Employee and made to a plan which is not an Aggregation Group Plan within the Current Plan Year or within the preceding four (4) plan years of any such plan, provided such amounts are not already included in the present value of the accrued benefits as of the valuation date coincident with or immediately preceding the Determination Date.

         The Aggregate Benefit shall not include the value of any rollover or plan-to-plan transfer to an Aggregation Group Plan, which rollover or transfer was initiated by a Participant, was from a plan which was not maintained by an Employer or a Commonly Controlled Entity, and was made after December 31, 1983, nor shall the Aggregate Benefit include the value of employee contributions which are deductible pursuant to
         Section 219 of the Code.

               (b) "Aggregation Group" means the Plan and one or more plans (including plans that terminated) which is described in Section 401(a) of the Code, is an annuity contract described in Section 403(a) of the Code or is a simplified employee pension described in Section 408(k) of the Code maintained or adopted by an Employer or a Commonly Controlled Entity in the Current Plan Year or one of the four preceding Plan Years which is either a "Required Aggregation Group" or a "Permissive Aggregation Group".

                   (1) A "Required Aggregation Group" means all Aggregation Group Plans in which either (1) a Key Employee participates or (2) which enables any Aggregation Group Plan in which a Key Employee participates to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

                   (2) A "Permissive Aggregation Group" means Aggregation Group Plans included in the Required Aggregation Group, plus one or more other Aggregation Group Plans, as designated by the Administrative Committee in its sole discretion, which satisfy the requirements of Sections 401(a)(4) and 410 of the Code, when considered with the other component plans of the Required Aggregation Group.

               (c) "Aggregation Group Plan" means the Plan and each other plan in the Aggregation Group.

               (d) "Current Plan Year" means (1) with respect to the Plan, the Plan Year in which the Determination Date occurs, and (2) with respect to each other Aggregation Group Plan, the plan year of such other plan in which occurs the Determination Date of such other plan.

               (e) "Determination Date" means (1) with respect to the Plan and its Plan Year, the last day of the preceding Plan Year; or (2) with respect to any other Aggregation Group Plan in any calendar year during which the Plan is not the only component plan of an Aggregation Group, the determination date of each plan in such Aggregation Group to occur during the calendar year as determined under the provisions of each such plan.

               (f) "Former Key Employee" means an Employee (including a terminated Employee) who is not a Key Employee but who was a Key Employee.

               (g) "Key Employee" means an Employee (or a terminated Employee) who at any time during the Current Plan Year or at any time during the four preceding Plan Years is:

                   (1) an officer of a Commonly Controlled Entity whose compensation from a Commonly Controlled Entity during the Plan Year is greater than fifty percent (50%) of the amount specified in Section 415(b)(1)(A) of the Code (as adjusted for cost-of-living increases by the Secretary of the Treasury) for the calendar year in which the Plan Year ends; provided, however, that no more than the lesser of (A) fifty (50) Employees, or
                          (B) the greater of (i) three (3) Employees or (ii) ten percent (10%) (rounded to the next whole integer) of the greatest number of Employees during the Current Plan Year or any of the preceding four Plan Years shall be considered as officers for this purpose. Such officers considered will be those with the greatest annual compensation as an officer during the five (5) year period ending on the Determination Date;

                   (2) One of the ten employees who owns (or is considered to own within the meaning of Section 318 of the Code) more than a one half percent (1/2%) interest in value and the largest percentage ownership interest in value in a Commonly Controlled Entity and whose total annual compensation from a Commonly Controlled Entity is not less than the amount specified in Section 415(b)(1)(A) of the Code (as adjusted for cost-of-living increases by the

                          Secretary of the Treasury) for the calendar year in which the Plan Year ends;

                   (3) A person who owns more than five percent (5%) of the value of the outstanding stock of any Commonly Controlled Entity or more than five percent (5%) of the total combined voting power of all stock of any Commonly Controlled Entity (considered separately) or;

                   (4) A person who owns more than one percent (1%) of the value of the outstanding stock of a Commonly Controlled Entity or more than one percent (1%) of the total combined voting power of all stock of a Commonly Controlled Entity (considered separately) and whose total annual compensation (as defined in Section 1.415-2(d) of the Treasury Regulations) from the Employer or a Commonly Controlled Entity is in excess of one hundred and fifty thousand dollars ($150,000).

         The rules of Section 416 (i)(1)(B) and (C) of the Code shall be applied for purposes of determining an Employee's ownership interest in a Commonly Controlled Entity for purposes of Paragraphs (3) and (4) herein. A Beneficiary (who would not otherwise be considered a Key Employee) of a deceased Key Employee shall be deemed to be a Key Employee in substitution for such deceased Key Employee. Any person who is a Key Employee under more than one of the four Paragraphs of this Section shall have his or her Aggregate Benefit under the Aggregation Group Plans counted only once with respect to computing the Aggregate Benefit of Key Employees as of any Determination Date. Any Employee who is not a Key Employee shall be a Non-Key Employee.

               (h) "Top-Heavy Plan" means the Plan with respect to any Plan Year if the Aggregate Benefit of all Key Employees or the Beneficiaries of Key Employees determined on the Determination Date is an amount in excess of sixty percent (60%) of the Aggregate Benefit of all persons who are Employees within the Current Plan Year; provided, that if an individual has not performed services for an Employer or a Commonly Controlled Entity at any time during the five (5) year period ending on the Determination Date, the individuals's Accrued Benefit shall not be taken into account. With respect to any calendar year during which the Plan is not the only Aggregation Group Plan, the ratio determined under the preceding sentence shall be computed based on the sum of the Aggregate Benefits of each Aggregation Group Plan totaled as of the last Determination Date of any Aggregation Group Plan to occur during the calendar year.

         20.3 Minimum Contribution. For any Plan Year that the Plan shall be a Top-Heavy Plan, each Participant who is an Eligible Employee but who is neither a Key Employee nor a Former Key Employee on the last day of the Plan Year shall have allocated to his or her Matching Account on the last day of the Plan Year a Pay Based Contribution in an amount equal to three percent (3%) of such Participant's Compensation; provided, however, in no event shall such contribution on behalf of such Participant be less than five percent (5%) of such Compensation if any Aggregation Group Plan is a defined benefit plan which does not satisfy the minimum benefit requirements with respect to such Participant. The amount of Pay Based Contributions required to be allocated under this Section for any Plan Year shall be reduced by the amount of Employer Contributions and Forfeitures allocated under this Plan on behalf of the Participant and employer contributions and forfeitures allocated on behalf of the Participant under any other defined contribution plan in the Aggregation Group for the Plan Year. Elective Deferrals to any Aggregation Group Plan made on behalf of a Participant in Plan Years beginning after December 31, 1984 but before January 1, 1989 shall be deemed to be Employer Contributions for the purpose of this Section. Elective Deferrals and matching contributions to Aggregation Group Plans in Plan Years beginning on or after January 1, 1989 shall not be used to meet the minimum contribution requirements of this Section. Where Employer Contributions and Forfeitures allocated on behalf of a Participant are insufficient to satisfy the minimum contribution otherwise required by this Section, an additional employer contribution shall be made and allocated to the Matching or Retirement Contribution Account of such Participant.

         20.4 Maximum Benefit Accrual. For any Plan Year that the Plan is a Top-Heavy Plan, the denominator of the "defined benefit plan fraction" and the denominator of the "defined contribution plan fraction" shall be determined by substituting "1.0" for "1.25"; provided, however, this limit shall not apply with respect to an Employee for any Plan Year during which he or she accrues no benefit under any plan of the Aggregation Group. The preceding sentence shall not apply if, within this Article, there is substituted "four percent (4%)" for "three percent (3%)" and "seven and one-half percent (7.5%)" for "five percent (5%)" and "ninety percent (90%)" for "sixty percent (60%)."

         20.5 Special Vesting. If the Plan becomes a Top-Heavy Plan after the Effective Date, vesting for all Employees shall thereafter be accelerated to the extent the following vesting schedule produces a greater vested percentage for the Employee than the normal vesting schedule at any relevant time:


               Years of Vesting Service           Vested Percentage
               ------------------------           -----------------

                  Less than 3 years                      0%
                  3 years or more                      100%

ARTICLE XXI
--------------------------------------------------------------------------------



                            MISCELLANEOUS PROVISIONS

         21.1 Assignment and Alienation. As provided by Code Section 401(a)(13) and to the extent not otherwise required by law, no benefit provided by the Plan may be anticipated, assigned or alienated, except:

               (a) to create, assign or recognize a right to any benefit with respect to a Participant pursuant to a QDRO, or

               (b) to use a Participant's vested Account balance as security for a loan from the Plan which is permitted pursuant to Code Section 4975.

         21.2 Protected Benefits. All benefits which are protected by the terms of Code Section 411(d)(6) and ERISA Section 204(g), which cannot be eliminated without adversely affecting the qualified status of the Plan on and after January 1, 1997, shall be provided under this Plan to Participants for whom such benefits are protected. The Administrative Committee shall cause such benefits to be determined and the terms and provisions of the Plan immediately prior to January 1, 1997 are incorporated herein by reference and made a part hereof, but only to the extent such terms and provisions are so protected. Otherwise, they shall operate within the terms and provisions of this Plan, as determined by the Administrative Committee.

         21.3 Plan Does Not Affect Employment Rights. The Plan does not provide any employment rights to any Employee. The Employer expressly reserves the right to discharge an Employee at any time, with or without Cause, without regard to the effect such discharge would have upon the Employee's interest in the Plan.

         21.4 Deduction of Taxes from Amounts Payable. The Custodian shall deduct from the amount to be distributed such amount as the Custodian, in its sole discretion, deems proper to protect the Custodian and the Plan's assets held under the Custodial Agreement against liability for the payment of death, succession, inheritance, income, or other taxes, and out of money so deducted, the Custodian may discharge any such liability and pay the amount remaining to the Participant, the Beneficiary or the deceased Participant's estate, as the case may be.

         21.5 Facility of Payment. If a Participant or Beneficiary is declared an incompetent or is a minor and a conservator, guardian, or other person legally charged with his or her care has been appointed, any benefits to which such Participant or Beneficiary is entitled shall be payable to such conservator, guardian, or other person legally charged with his or her care. The decision of the Administrative Committee in such matters shall be final, binding, and conclusive upon the Employer and the Custodian and upon each Employee, Participant, Beneficiary, and every other person or party interested or concerned. An Employer, the Custodian and the Administrative

Committee shall not be under any duty to see to the proper application of such payments.

         21.6 Source of Benefits. All benefits payable under the Plan shall be paid or provided for solely from the Plan's assets held under the Custodial Agreement and the Employers assume no liability or responsibility therefor.

         21.7 Indemnification. To the extent permitted by law each Employer shall indemnify and hold harmless each member (and former member) of the Board of Directors, each member (and former member) of the Administrative Committee, and each officer and employee (and each former officer and employee) of an Employer to whom are (or were) delegated duties, responsibilities, and authority with respect to the Plan against all claims, liabilities, fines and penalties, and all expenses reasonably incurred by or imposed upon him or her (including but not limited to reasonable attorney fees and amounts paid in any settlement relating to the Plan) by reason of his or her service under the Plan if he or she did not act dishonestly, with gross negligence, or otherwise in knowing violation of the law under which such liability, loss, cost or expense arises. This indemnity shall not preclude such other indemnities as may be available under insurance purchased or provided by an Employer under any by-law, agreement, or otherwise, to the extent permitted by law. Payments of any indemnity, expenses or fees under this Section shall be made solely from assets of the Employer and shall not be made directly or indirectly from the assets of the Plan.

         21.8 Reduction for Overpayment. The Administrative Committee shall, whenever it determines that a person has received benefit payments under this Plan in excess of the amount to which the person is entitled under the terms of the Plan, make two reasonable attempts to collect such overpayment from the person.

         21.9 Limitation on Liability. No Employer nor any agent or representative of any Employer who is an employee, officer, or director of an Employer in any manner guarantees the assets of the Plan against loss or depreciation, and to the extent not prohibited by federal law, none of them shall be liable (except for his or her own gross negligence or willful misconduct), for any act or failure to act, done or omitted in good faith, with respect to the Plan. No Employer shall be responsible for any act or failure to act of any Custodian appointed to administer the assets of the Plan.

         21.10 Company Merger. In the event any successor corporation to the Company, by merger, consolidation, purchase or otherwise, shall elect to adopt the Plan, such successor corporation shall be substituted hereunder for the Company upon filing in writing with the Custodian its election so to do.

         21.11 Employees' Trust. The Plan and Custodial Agreement are created for the exclusive purpose of providing benefits to the Participants in the Plan and their Beneficiaries and defraying reasonable expenses of administering the Plan, and the Plan and Custodial Agreement shall be interpreted in a manner consistent with their being, respectively, a Plan described in Sections 401(a), 401(k) and 401(m) of the

Code and Custodial Agreements exempt under Section 501(a) of the Code. At no time shall the assets of the Plan be diverted from the above purpose.

         21.12 Gender and Number. Except when the context indicates to the contrary, when used herein, masculine terms shall be deemed to include the feminine, and singular the plural.

         21.13 Invalidity of Certain Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and the Plan shall be construed and enforced as if such provisions, to the extent invalid or unenforceable, had not been included.

         21.14 Headings. The headings or articles are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

         21.15 Uniform and Nondiscriminatory Treatment. Any discretion exercisable hereunder by an Employer or the Administrative Committee shall be exercised in a uniform and nondiscriminatory manner.

         21.16 Law Governing. The Plan shall be construed and enforced according to the laws of the state in which the Trust is located, to the extent not preempted by ERISA.

         21.17 Notice and Information Requirements. Except as otherwise provided in this Plan or in the Custodial Agreement or as otherwise required by law, the Employer shall have no duty or obligation to affirmatively disclose to any Participant or Beneficiary, nor shall any Participant or Beneficiary have any right to be advised of, any material information regarding the Employer, at any time prior to, upon or in connection with the Employer's purchase, or any other distribution or transfer (or decision to defer any such distribution) of any Company Stock or any other stock held under the Plan.

         Executed in _______ counterpart originals this ____ day of __________, 1996, but effective as of the Effective Date.


                                     WALBRO CORPORATION




                                     By:________________________________

                                     Title:_____________________________

                                   APPENDIX A

                                Investment Funds

         The Investment Funds offered to Participants and Beneficiaries as of January 1, 1997, based upon share accounting, are:

                   1.     American Express Trust Income Fund II
                   2.     IDS Mutual (Y)
                   3.     IDS New Dimensions Fund (Y)
                   4.     American Express Trust Equity Index Fund II
                   5.     Templeton Foreign Fund.

         The Investment Funds offered to Participants and Beneficiaries, as of January 1, 1997, based upon dollar accounting, includes the Walbro Company Stock Fund.

         If investment instructions are not received from any Participant or Beneficiary, his or her investment instructions shall be assumed to be a percentage investment in the following funds:

Fund Name                                              Percentage
---------                                              ----------

IDS New Dimension Fund (Y)                                33%
IDS Mutual (Y)                                            33%
American Express Trust Equity Index Fund II               34%